Exhibit 10.5
WARRANT AGREEMENT
dated as of February 9, 2021 between
CHESAPEAKE ENERGY CORPORATION
and
EQUINITI TRUST COMPANY
as Warrant Agent
Class C Warrants to Purchase Common Shares

i

EXHIBIT A    Form of Warrant Certificate
EXHIBIT B    Form of Exercise Notice
EXHIBIT C    Fee Schedule
ii

WARRANT AGREEMENT
Warrant Agreement (as it may be amended from time to time, this “Warrant Agreement”), dated as of February 9, 2021, between Chesapeake Energy Corporation, an Oklahoma corporation (the “Company”), and Equiniti Trust Company, as warrant agent (the “Warrant Agent”).
WHEREAS, pursuant to the Joint Plan of Reorganization (the “Plan”) of the Company and certain of its debtor affiliates under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) approved by the United States Bankruptcy Court for the Southern District of Texas, Houston Division, certain warrants (the “Warrants”) to purchase Common Shares (as defined herein) of the Company shall be issued;
WHEREAS, the Warrants and the Common Shares underlying the Warrants have been offered and sold in reliance on the exemption from the registration requirements of the Securities Act and any applicable state securities or “blue sky” laws afforded by Section 1145(a) of the Bankruptcy Code; and
WHEREAS, the Company desires that the Warrant Agent act on behalf of the Company and the Warrant Agent is willing to act, in connection with the issuance, exchange, Transfer (as defined below), substitution and exercise of Warrants.
NOW THEREFORE in consideration of the mutual agreements herein contained, the Company and the Warrant Agent agree as follows.
ARTICLE 1
DEFINITIONS
Section 1.1    Certain Definitions.
“Affiliate” shall mean, with respect to any specified Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such first specified Person. For the purposes of this definition, “control” when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlling” and “controlled” have meanings correlative to the foregoing.
“Agent Members” has the meaning set forth in Section 2.4(b) hereof.
“Alternative Securities Exchange” means, excluding any National Securities Exchange, any other securities exchange or over-the-counter quotation system, including, without limitation, the NYSE MKT, the Nasdaq Capital Market, any quotation or other listing service provided by the OTC Markets Group or the Financial Industry Regulatory Authority, Inc., any “pink sheet” or other alternative listing service or any successor or substantially equivalent service to any of the foregoing.

“Applicable Procedures” means, with respect to any Transfer or exchange of, or exercise of any Warrants evidenced by, any Global Warrant Certificate, the rules and procedures of the Depositary that apply to such Transfer, exchange or exercise.
“Authentication Order” means a Company Order for authentication and delivery of Warrants.
“Authorized Share Failure” has the meaning set forth in Section 3.10 hereof.
“Bankruptcy Code” has the meaning set forth in the Recitals.
“Beneficial Owner” means any Person beneficially owning an interest in a Global Warrant, which interest is credited to the account of a direct participant in the Depository for the benefit of such Person through the book-entry system maintained by the Depository (or its agent). For the avoidance of doubt, any direct participant of the Depository may also be a Beneficial Owner.
“Board” means the board of directors of the Company from and after the Plan Effective Date.
“Business Day” means any day other than a Saturday, a Sunday, a day which is a legal holiday in the State of New York, or a day on which banking institutions and trust companies in the State of New York are authorized or obligated by Law, regulation or executive order to close.
“Cash Settlement” means the settlement method pursuant to which an Exercising Owner shall be entitled to receive from the Company, for each Warrant exercised, a number of fully paid and nonassessable Common Shares equal to the Cash Settlement Share Amount in exchange for payment in cash by the Exercising Owner of the applicable Exercise Price for each such Common Share so receivable upon exercise of such Warrant.
“Cash Settlement Share Amount” means, for each Warrant exercised as to which Cash Settlement is applicable, one fully paid and nonassessable Common Share, subject to adjustment in accordance with Article 4.
“Cashless Settlement” means the settlement method pursuant to which an Exercising Owner shall be entitled to receive from the Company, for each Warrant exercised, a number of Common Shares equal to the Cashless Settlement Share Amount without any payment of cash therefor.
“Cashless Settlement Share Amount” means for each Warrant exercised as to which an exercising owner elects Cashless Settlement, one fully paid and nonassessable Common Share, subject to adjustment in accordance with Article 4, multiplied by a fraction equal to (i) the Fair Market Value (as of the Exercise Date for such Warrant) of one Common Share minus the Exercise Price therefor divided by (ii) such Fair Market Value. The number of Common Shares issuable upon exercise, on the same Exercise Date, of Warrants as to which Cashless Settlement is applicable shall be aggregated for each Warrantholder, together with cash in lieu of any fractional Common Share, as provided in Section 3.6. In no event shall the Company deliver a fractional Common Share in connection with an exercise of Warrants as to which Cashless Settlement is applicable.

“Class C Warrants” has the meaning set forth in Section 2.1(a).
“Close of Business” means 5:00 p.m., New York City time.
“Closing Date” means the Plan Effective Date.
“Common Shares” means shares of the common stock, par value $0.01 per share, of the Company issued on or after the Plan Effective Date.
“Company” has the meaning set forth in the Preamble.
“Company Order” means a written request or order signed in the name of the Company by any two officers, at least one of whom must be its Chief Executive Officer, Chief Financial Officer, its Treasurer, any Assistant Treasurer, its Secretary or any Assistant Secretary, and delivered to the Warrant Agent.
“Convertible Security” means any Specified Convertible Security issued by the Company that is convertible into, or exercisable or exchangeable for, directly or indirectly, Common Shares.
“Corporate Agency Office” has the meaning set forth in Section 2.5(a) hereof.
“Countersigning Agent” means any Person authorized by the Warrant Agent to act on behalf of the Warrant Agent to countersign Warrant Certificates.
“Definitive Warrant Certificate” means a Warrant Certificate registered in the name of the Warrantholder thereof that does not bear the Global Warrant Legend and that does not have a “Schedule of Decreases of Warrants” attached thereto.
“Depositary” means DTC and its successors as depositary hereunder.
“DTC” means The Depository Trust Company.
“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and the related rules and regulations promulgated thereunder.
“Exempt Transaction” shall mean a merger, reorganization or consolidation that results in the voting securities of the Company outstanding immediately prior thereto continuing to represent immediately following such merger, reorganization or consolidation (either by remaining outstanding or by being converted into voting securities of the surviving entity or the ultimate parent company of such surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation (or the ultimate parent company of the Company or such surviving entity).
“Exercise Date” has the meaning set forth in Section 3.2(d).
“Exercise Notice” means, for any Warrant, an exercise notice substantially in the form set forth in Exhibit B hereto.

“Exercising Owner” means any Warrantholder that exercises Warrants pursuant to the terms hereof.
“Exercise Price” means $36.18, subject to adjustment as provided in Article 4.
“Expiration Time” means the earlier of (i) the Close of Business on February 9, 2026 and (ii) the date of consummation of any Liquidity Event.
“Fair Market Value,” as of a specified date, means the price per Common Share or per unit of other Securities or other distributed property determined as follows:
(i)    in the case of Common Shares or other Securities listed on a National Securities Exchange, the VWAP of a Common Share or a single unit of such other Security for the 10 Trading Days immediately preceding the specified date (or if the Common Shares or other Securities have been listed for less than 10 Trading Days, the VWAP for such lesser period of time);
(ii)    in the case of Common Shares or other Securities listed on an Alternative Securities Exchange, the VWAP of a Common Share or a single unit of such other Security in composite trading for the principal U.S. national or regional securities exchange on which such Securities are then listed for the 10 Trading Days immediately preceding the specified date (or if the Common Shares or other Securities have been listed for less than 10 Trading Days, the VWAP for such lesser period of time);
(iii)    in the case of Common Shares or other Securities that are publicly traded but are not listed on a National Securities Exchange or an Alternative Securities Exchange, the average of the reported bid and ask prices of a Common Share or a single unit of such other Security in the over-the-counter market on which such Securities are then traded for the 10 Trading Days immediately preceding the specified date (or if the Common Shares or other Securities have been publicly traded (but not listed) for less than 10 Trading Days, the average of the reported bid and ask prices for such lesser period of time); or
(iv)    in all other cases, the Fair Market Value per Common Share or per unit of other Securities or other distributed property as of a date not earlier than 20 Business Days preceding the specified date as reasonably determined in good faith by the Board.
For the avoidance of doubt, no third party appraisal shall be required in connection with any Warrant that is exercised using Cashless Settlement.
“Fundamental Equity Change” has the meaning set forth in Section 4.5(a) hereof.

“Funds” has the meaning set forth in Section 3.2(f) hereof.
“Funds Account” has the meaning set forth in Section 3.2(f) hereof.
“Global Warrant Certificate” means a Warrant Certificate deposited with or on behalf of and registered in the name of the Depositary or its nominee, that bears the Global Warrant Legend and that has the “Schedule of Decreases of Warrants” attached thereto.
“Global Warrant Legend” means the legend set forth in Section 2.4(a).
“Law” means any federal, state, local, foreign or provincial law, statute, ordinance, rule, regulation, judgment, order, injunction, decree or agency requirement having the force of law or any undertaking to or agreement with any governmental authority, including common law.
“Liquidity Event” means any transaction or series of related transactions that results in (a) a merger, consolidation or combination involving the Company, (b) the sale or exchange of all or substantially all of the equity interests of the Company to one or more third parties (whether by merger, sale, recapitalization, consolidation, combination or otherwise) or (c) the sale, directly or indirectly, by the Company of all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole; provided that, in each case, the closing or other consummation of such Liquidity Event occurs on or prior to February 9, 2026; provided further, however that notwithstanding the foregoing, no Exempt Transaction shall be a Liquidity Event.
“Management Incentive Plan” has the meaning set forth in the Plan.
“National Securities Exchange” means The New York Stock Exchange, The Nasdaq Global Select Market or The Nasdaq Global Market.
“Person” means an individual, partnership, firm, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.
“Plan” has the meaning set forth in the Recitals.
“Plan Effective Date” means the effective date of the Plan as defined therein.
“Recipient” has the meaning set forth in Section 3.2(c) hereof.
“Record Date” means (i) with respect to any dividend, distribution, recapitalization, reclassification, split, reverse split, reorganization, consolidation, merger or other transaction or event in which the holders of Common Shares have the right to receive any cash, Securities or other property or in which Common Shares (or another applicable Security) are exchanged for or converted into, any combination of, cash, Securities or other property, the date fixed for determination of holders of Common Shares entitled to receive such cash, Securities or other property or participate in such exchange or conversion (whether such date is fixed by the Board or by statute, contract or otherwise) or (ii) with respect to any redemption or repurchase of Common Shares or Convertible Securities by the Company, the date on which the Company agrees to such redemption or repurchase (if such date precedes the date on which the Company effects such redemption or repurchase).

“Reference Property” has the meaning set forth in Section 4.6(a) hereof.
“Reorganization Event” has the meaning set forth in Section 4.6(a) hereof.
“Required Warrantholders” means Warrantholders holding at least 50.01% of the then-outstanding Warrants.
“Securities” means (i) any capital stock (whether common or preferred, voting or nonvoting), partnership, membership or limited liability company interest or other equity or voting interest, (ii) any right, option, warrant (including the Warrants) or other security or evidence of indebtedness convertible into, or exercisable or exchangeable for, directly or indirectly, any interest described in clause (i) (each, a “Specified Convertible Security”), (iii) any notes, bonds, debentures, trust receipts and other obligations, instruments or evidences of indebtedness, and (iv) any other “securities,” as such term is defined or determined under the Securities Act.
“Securities Act” means the Securities Act of 1933, as amended from time to time, and the related rules and regulations promulgated thereunder.
“Settlement Date” means, in respect of a Warrant that is exercised hereunder, (a) in all circumstances other than a Cashless Settlement where Fair Market Value has been determined by the Board pursuant to clause (vi) of the definition thereof, the third Business Day immediately following the Exercise Date for such Warrant, and (b) in the event of a Cashless Settlement where Fair Market Value has been determined by the Board pursuant to clause (iv) of the definition thereof, the third Business Day immediately following receipt by the Exercising Owner of notice of such Fair Market Value.
“Specified Convertible Security” has the meaning set forth in the definition of Securities.
“Subsidiary” means, as to any Person, any corporation, partnership, limited liability company or other organization, whether incorporated or unincorporated, of which at least a majority of the Securities or other interests having by their terms voting power to elect a majority of the board of directors or others performing similar functions with respect to such corporation or other organization is directly or indirectly beneficially owned or controlled by such party or by any one or more of its subsidiaries, or by such party and one or more of its subsidiaries.
“Trading Day” means each Monday, Tuesday, Wednesday, Thursday and Friday, other than any day on which Securities are not traded on the applicable securities exchange.
“Transfer” means, with respect to any Warrant, to directly or indirectly (whether by act, omission or operation of Law), sell, exchange, transfer, hypothecate, negotiate, gift, convey in trust, pledge, assign, encumber, or otherwise dispose of, or by adjudication of a Person as bankrupt, by assignment for the benefit of creditors, by attachment, levy or other seizure by any creditor (whether or not pursuant to judicial process), or by passage or distribution of Warrants under judicial order or legal process, carry out or permit the transfer or other disposition of, all of such Warrant.
“Unit of Reference Property” has the meaning set forth in Section 4.6(a) hereof.

“VWAP” means, for any Trading Day, the price for Securities (including Common Shares) determined by the daily volume-weighted average price per unit of such Securities for such Trading Day on the trading market on which such Securities are then listed or quoted, in each case, for the regular trading session (including any extensions thereof, without regard to pre-open or after hours trading outside of such regular trading session) as reported on a National Securities Exchange, or if such Securities are listed or quoted on an Alternative Securities Exchange, as reported by the Alternative Securities Exchange on which such Securities are then listed or quoted, whichever is applicable, as published by Bloomberg at 4:15 p.m., New York City time (or 15 minutes following the end of any extension of the regular trading session), on such Trading Day.
“Warrant” or “Warrants” means those certain warrants of the Company to purchase the Warrant Shares and which expire at the Expiration Time and are issued pursuant to this Warrant Agreement with the terms, conditions and rights set forth therein. Each Warrant shall entitle the Warrantholder of the Warrant or the Warrant Certificate evidencing such Warrant upon exercise to purchase one Common Share at the Exercise Price, subject to adjustment pursuant to Article 4, issued hereunder.
“Warrant Agent” has the meaning set forth in the Preamble.
“Warrant Agreement” has the meaning set forth in the Preamble.
“Warrant Certificates” means those certain warrant certificates evidencing the Warrants, substantially in the form of Exhibit A attached hereto, except that, in the case of a Definitive Warrant Certificate, such Warrant Certificate shall not bear the Global Warrant Legend and shall not have a “Schedule of Decreases of Warrants” attached thereto.
“Warrant Register” has the meaning set forth in Section 2.5(b).
“Warrant Shares” means each Common Share issuable upon the exercise of the Warrants.
“Warrantholder” means any Person in whose name at the time any Warrant or Warrant Certificate is registered upon the Warrant Register and, when used with respect to any Warrant Certificate, the Person in whose name such Warrant Certificate is registered in the Warrant Register.
ARTICLE 2
WARRANT CERTIFICATES
Section 2.1    Original Issuance of Warrants.
(a)    On the Closing Date, one or more Global Warrant Certificates evidencing the Warrants equal to 13,717,420 Class C Warrants (the “Class C Warrants”), (each such Warrant to be subject to adjustment from time to time as described herein), in accordance with the terms of this Warrant Agreement and the Plan, shall be executed by the Company and delivered to the Warrant Agent for countersignature, along with an Authentication Order, and the Warrant Agent shall countersign and deliver such Global Warrant Certificates for issuance to the Depositary, or its custodian, for crediting to the accounts of its participants for the benefit of the Warrantholders, as the Beneficial Owners of the Warrants, pursuant to the Applicable Procedures of the Depositary on the Closing Date. Each Warrant Certificate shall evidence the number of Warrants specified therein, and each Warrant evidenced thereby shall represent the right, subject to the provisions contained herein and therein, to purchase one Common Share, subject to adjustment as provided in Article 4.
(b)    Each Warrant shall be exercisable for one fully paid and nonassessable Common Share (subject to adjustment under Article 4) upon payment of the applicable Exercise Price for each such Common Share so receivable upon exercise of such Warrant and compliance with the procedures set forth in this Warrant Agreement. On the Closing Date, the Warrant Agent shall register all of the Warrants in the Warrant Register. The Warrants shall be dated as of the Closing Date and, subject to the terms hereof, shall be the only Warrants issued or outstanding under this Warrant Agreement as of the Closing Date.
(c)    All Warrants issued under this Warrant Agreement shall in all respects be equally and ratably entitled to their respective benefits under this Warrant Agreement, without preference, priority, or distinction on account of the actual time of the issuance and authentication or any other terms thereof. Each Warrant shall be, and shall remain, subject to the provisions of this Warrant Agreement until such time as such Warrant shall have been duly exercised or shall have expired or been canceled in accordance with the terms hereof. Each Warrantholder shall be bound by all of the terms and provisions of this Warrant Agreement as fully and effectively as if such Warrantholder had signed the same.
Section 2.2    Form of Warrants. The Warrant Certificates evidencing the Warrants shall be in registered form only and substantially in the form attached hereto as Exhibit A, shall be dated the date on which countersigned by the Warrant Agent, shall have such insertions as are appropriate or required or permitted by this Warrant Agreement and may have such letters, numbers or other marks of identification and such legends and endorsements typed, stamped, printed, lithographed or engraved thereon as the officers of the Company executing the same may approve (execution thereof to be conclusive evidence of such approval) and as are not inconsistent with the provisions of this Warrant Agreement, or as may be required to comply with any Law or with any rule or regulation pursuant thereto or with any rule or regulation of any securities exchange on which the Warrants may be listed, or to conform to usage.
Section 2.3    Execution and Delivery of Warrant Certificates.
(a)    Warrant Certificates evidencing the Warrants which may be countersigned and delivered under this Warrant Agreement are limited to Warrant Certificates evidencing the Warrants except for Warrant Certificates countersigned and delivered upon registration of Transfer of, or in exchange for, or in lieu of, one or more previously countersigned Warrant Certificates pursuant to Section 2.4, Section 2.5, Section 2.8, and Section 3.2(b).

(b)    The Warrant Agent is hereby authorized to countersign and deliver Warrant Certificates as required by Section 2.1, Section 2.4, Section 2.5, Section 2.8, and Section 3.2(b).
(c)    The Warrant Certificates shall be executed in the corporate name and on behalf of the Company by the Chief Executive Officer or the Chief Financial Officer of the Company under corporate seal reproduced thereon and attested to by the Secretary or one of the Assistant Secretaries of the Company, either manually or by facsimile signature printed thereon. The Warrant Certificates shall be manually countersigned by the Warrant Agent and shall not be valid for any purpose unless so countersigned. In case any officer of the Company whose signature shall have been placed upon any of the Warrant Certificates shall cease to be such officer of the Company before countersignature by the Warrant Agent and issue and delivery thereof, such Warrant Certificates may, nevertheless, be countersigned by the Warrant Agent and issued and delivered with the same force and effect as though such person had not ceased to be such officer of the Company, and any Warrant Certificate may be signed on behalf of the Company by such person as, at the actual date of the execution of such Warrant Certificate, shall be a proper officer of the Company, although at the date of the execution of this Warrant Agreement any such person was not such officer.
Section 2.4    Global Warrant Certificates.
(a)    Any Global Warrant Certificate shall bear the legend substantially in the form set forth in Exhibit A hereto (the “Global Warrant Legend”).
(b)    So long as a Global Warrant Certificate is registered in the name of the Depositary or its nominee, members of, or participants in, the Depositary (“Agent Members”) shall have no rights under this Warrant Agreement with respect to the Warrants evidenced by such Global Warrant Certificate held on their behalf by the Depositary or its custodian, and the Depositary may be treated by the Company, the Warrant Agent and any agent of the Company or the Warrant Agent as the absolute owner of such Warrants, and as the sole Warrantholder of such Warrant Certificate, for all purposes. Accordingly, any such Agent Member’s beneficial interest in such Warrants will be shown only on, and the Transfer of such interest shall be effected only through, records maintained by the Depositary or its nominee or its Agent Members, and neither the Company nor the Warrant Agent shall have any responsibility or liability with respect to such records maintained by the Depositary or its nominee or its Agent Members. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Warrant Agent or any agent of the Company or the Warrant Agent from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a holder of any security.
(c)    Any Beneficial Owner of Warrants evidenced by a Global Warrant Certificate registered in the name of the Depositary or its nominee shall, by acceptance of such beneficial interest, agree that Transfers of beneficial interests in the Warrants evidenced by such Global Warrant Certificate may be effected only through the book-entry system maintained by the Depositary as the Warrantholder of such Global Warrant

Certificate (or its agent), and that ownership of a beneficial interest in Warrants evidenced thereby shall be reflected solely in such book-entry form.
(d)    Transfers of a Global Warrant Certificate registered in the name of the Depositary or its nominee shall be limited to Transfers in whole, and not in part, to the Depositary, its successors, and their respective nominees except as set forth in Section 2.4(e). Interests of Beneficial Owners in a Global Warrant Certificate registered in the name of the Depositary or its nominee shall be Transferred in accordance with the Applicable Procedures of the Depositary.
(e)    A Global Warrant Certificate registered in the name of the Depositary or its nominee shall be exchanged for Definitive Warrant Certificates only if the Depositary (i) has notified the Company that it is unwilling or unable to continue as or ceases to be a clearing agency registered under Section 17A of the Exchange Act and (ii) a successor to the Depositary registered as a clearing agency under Section 17A of the Exchange Act is not able to be appointed by the Company within 90 days or the Depositary is at any time unwilling or unable to continue as Depositary and a successor to the Depositary is not able to be appointed by the Company within 90 days. In any such event, a Global Warrant Certificate registered in the name of the Depositary or its nominee shall be surrendered to the Warrant Agent for cancellation in accordance with Section 3.12, and the Company shall execute, and the Warrant Agent shall countersign and deliver, to each Beneficial Owner identified by the Depositary, in exchange for such Beneficial Owner’s beneficial interest in such Global Warrant Certificate, Definitive Warrant Certificates evidencing, in the aggregate, the number of Warrants theretofore represented by such Global Warrant Certificate with respect to such Beneficial Owner’s respective beneficial interest. Any Definitive Warrant Certificate delivered in exchange for an interest in a Global Warrant Certificate pursuant to this Section 2.4(e) shall not bear the Global Warrant Legend. Interests in any Global Warrant Certificate may not be exchanged for Definitive Warrant Certificates other than as provided in this Section 2.4(e).
(f)    The Warrantholder of a Global Warrant Certificate registered in the name of the Depositary or its nominee may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action which a Warrantholder of a Warrant Certificate is entitled to take under this Warrant Agreement or such Global Warrant Certificate.
(g)    Each Global Warrant Certificate will evidence such of the outstanding Warrants as will be specified therein and each shall provide that it evidences the aggregate number of outstanding Warrants from time to time endorsed thereon and that the aggregate number of outstanding Warrants evidenced thereby may from time to time be reduced, to reflect exercises or expirations. Any endorsement of a Global Warrant Certificate to reflect the amount of any decrease in the aggregate number of outstanding Warrants evidenced thereby will be made by the Warrant Agent (i) in the case of an exercise, in accordance with the Applicable Procedures as required by Section 3.2(b) or (ii) in the case of an expiration, in accordance with Section 2.6.
(h)    The Company initially appoints DTC to act as Depositary with respect to the Global Warrant Certificates.

(i)    Every Warrant Certificate authenticated and delivered in exchange for, or in lieu of, a Global Warrant Certificate or any portion thereof, pursuant to this Section 2.4, Section 2.5(a), or Section 2.8, shall be authenticated and delivered in the form of, and shall be, a Global Warrant Certificate, and a Global Warrant Certificate may not be exchanged for a Definitive Warrant Certificate, in each case, other than as provided in Section 2.4(e). Whenever any provision herein refers to issuance by the Company and countersignature and delivery by the Warrant Agent of a new Warrant Certificate in exchange for the portion of a surrendered Warrant Certificate that has not been exercised, in lieu of the surrender of any Global Warrant Certificate and the issuance, countersignature and delivery of a new Global Warrant Certificate in exchange therefor, the Warrant Agent may endorse such Global Warrant Certificate to reflect a reduction in the number of Warrants evidenced thereby in the amount of Warrants so evidenced that have been so exercised.
(j)    Beneficial interests in any Global Warrant Certificate may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the same Global Warrant Certificate in accordance with the Applicable Procedures.
(k)    At such time as all Warrants evidenced by a particular Global Warrant Certificate have been exercised or expired in whole and not in part, such Global Warrant Certificate shall, if not in custody of the Warrant Agent, be surrendered to or retained by the Warrant Agent for cancellation in accordance with Section 3.12.
Section 2.5    Registration, Transfer, Exchange and Substitution.
(a)    The Warrant Agent will maintain an office (the “Corporate Agency Office”) in the United States of America, where Warrant Certificates may be surrendered for registration of Transfer or exchange and where Warrant Certificates may be surrendered for exercise of Warrants evidenced thereby, which office is EQ Shareowner Services, P.O. Box 64874, St. Paul, MN 55164 on the Closing Date. The Warrant Agent will give prompt written notice to all Warrantholders of any change in the location of such office.
(b)    The Warrant Certificates evidencing the Warrants shall be issued in registered form only. The Company shall cause to be kept at the office of the Warrant Agent designated for such purpose a warrant register (the “Warrant Register”) in which, subject to such reasonable regulations as the Warrant Agent may prescribe and such regulations as may be prescribed by Law, the Company shall provide for the registration of Warrant Certificates and of Transfers or exchanges of Warrant Certificates as herein provided.
(c)    Upon surrender for registration of Transfer of any Warrant Certificate at the Corporate Agency Office, the Company shall execute, and the Warrant Agent shall countersign and deliver, in the name of the designated Transferee or Transferees, one or more new Warrant Certificates evidencing a like aggregate number of Warrants.
(d)    At the option of the Warrantholder, Warrant Certificates may be exchanged at the office of the Warrant Agent upon payment of the charges hereinafter provided for other Warrant Certificates evidencing a like aggregate number of Warrants. Whenever any Warrant Certificates are so surrendered for exchange, the Company shall execute, and the Warrant Agent shall countersign and deliver, the Warrant Certificates of the same tenor and evidencing the same number of Warrants as evidenced by the Warrant Certificates surrendered by the Warrantholder making the exchange.
(e)    All Warrant Certificates issued upon any registration of Transfer or exchange of, or in lieu of, Warrant Certificates shall be the valid obligations of the Company, evidencing the same obligations, and entitled to the same benefits under this Warrant Agreement, as the Warrant Certificates surrendered for such registration of Transfer or exchange or substitution.
(f)    Every Warrant Certificate surrendered for registration of Transfer or exchange shall (if so required by the Company or the Warrant Agent) be duly endorsed, or be accompanied by a written instrument of Transfer in form satisfactory to the Company and the Warrant Agent, duly executed by the Warrantholder thereof or his attorney duly authorized in writing.
(g)    No service charge shall be made for any registration of Transfer or exchange of Warrant Certificates; provided, however, to the extent provided in the proviso to Section 3.11, the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of Transfer or exchange of Warrant Certificates.
(h)    The Warrant Agent shall, upon request of the Company from time to time, deliver to the Company such reports of registered ownership of the Warrants and such records of transactions with respect to the Warrants and the Common Shares as the Company may request. The Warrant Agent shall also make available to the Company for inspection by the Company’s agents or employees, from time to time as the Company may request, such original books of accounts and records maintained by the Warrant Agent in connection with the issuance and exercise of Warrants hereunder, such inspections to occur at the Corporate Agency Office during normal business hours.
(i)    The Warrant Agent shall keep copies of this Warrant Agreement and any notices given to Warrantholders hereunder available for inspection by the Warrantholders during normal business hours at the Corporate Agency Office. The Company shall supply the Warrant Agent from time to time with such numbers of copies of this Warrant Agreement as the Warrant Agency may request.
(j)    Transfers of the Warrant Certificates evidencing Warrants shall be subject only to the terms of this Warrant Agreement and applicable securities Laws. The Warrant Agent shall register the Transfer, from time to time, of any outstanding Warrant Certificates evidencing Warrants upon the Warrant Register, upon delivery of a duly executed assignment, in the form attached hereto as Exhibit A, and accompanied by appropriate instructions for Transfer. No such Transfer shall be effected until, and the Transferee shall succeed to the rights of the holder thereof only upon, final acceptance and registration of the Transfer in the Warrant Register by the Warrant Agent. Prior to the registration of any Transfer of a Warrant Certificate evidencing a Warrant as provided herein, the Company, the Warrant Agent, and any agent of the Company or the Warrant Agent may treat the Person in whose name such Warrant Certificate is registered as the owner thereof and of the Warrants evidenced thereby for all purposes, notwithstanding any notice to the contrary. Subject to Section 3.11, no service charge, tax or governmental payment shall be required of any Transferor or Transferee in connection with any such Transfer or registration of Transfer. A party requesting Transfer of a Warrant Certificate evidencing a Warrant must provide reasonable and customary evidence of authority if requested by the Warrant Agent.
Section 2.6    Cancellation of the Warrants. Any Warrants outstanding as of the Expiration Time shall be automatically cancelled without any further action on the part of the Warrant Agent or any other Person.
Section 2.7    CUSIP Numbers. In issuing the Warrants, the Company will use a “CUSIP” number. The Warrant Agent will use CUSIP numbers in notices to Warrantholders. The Company will promptly notify the Warrant Agent in writing of any change in the CUSIP numbers.
Section 2.8    Loss or Mutilation.
(a)    If (i) any mutilated Warrant Certificate is surrendered to the Warrant Agent or (ii) both (A) there shall be delivered to the Company and the Warrant Agent (x) a claim by a Warrantholder as to the destruction, loss or wrongful taking of any Warrant Certificate of such Warrantholder and a request thereby for a new replacement Warrant Certificate, and (y) such indemnity bond as may be required by them to save each of them and any agent of either of them harmless and (B) such other reasonable requirements as may be imposed by the Company as permitted by Section 8-405 of the Uniform Commercial Code have been satisfied, then, in the absence of notice to the Company or the Warrant Agent that such Warrant Certificate has been acquired by a “protected purchaser” within the meaning of Section 8-405 of the Uniform Commercial Code, the Company shall execute and upon its written request the Warrant Agent shall countersign and deliver to the registered Warrantholder of the lost, wrongfully taken, destroyed or mutilated Warrant Certificate, in exchange therefore or in lieu thereof, a new Warrant Certificate of the same tenor and for a like aggregate number of Warrants and of the same class.
(b)    Upon the issuance of any new Warrant Certificate under this Section 2.8, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and other expenses (including the fees and expenses of the Warrant Agent and of counsel to the Company) in connection therewith.
(c)    Every new Warrant Certificate executed and delivered pursuant to this Section 2.8 in lieu of any lost, wrongfully taken or destroyed Warrant Certificate shall constitute an additional contractual obligation of the Company, whether or not the allegedly lost, wrongfully taken or destroyed Warrant Certificate shall be at any time enforceable by anyone, and shall be entitled to the benefits of this Warrant Agreement equally and proportionately with any and all other Warrant Certificates duly executed and delivered hereunder.

(d)    The provisions of this Section 2.8 are exclusive and shall preclude (to the extent lawful) all other rights or remedies with respect to the replacement of mutilated, lost, wrongfully taken, or destroyed Warrant Certificates.
ARTICLE 3
EXERCISE AND SETTLEMENT OF WARRANTS
Section 3.1    Right to Acquire Common Shares Upon Exercise. Each Warrant Certificate shall, when countersigned by the Warrant Agent, entitle the Warrantholder thereof, subject to the provisions thereof and of this Warrant Agreement, to acquire from the Company, for each Warrant evidenced thereby one Common Share at the Exercise Price, subject to adjustment as provided in this Warrant Agreement. The Exercise Price, and the number of Common Shares obtainable upon exercise of each Warrant, shall be adjusted from time to time as required by Article 4.
Section 3.2    Exercise Procedures for Warrants.
(a)    In order to exercise all or any of the Warrants represented by a Warrant Certificate, the Warrantholder thereof must:
(i)    (x) in the case of a Global Warrant Certificate, provide to the Warrant Agent at the Corporate Agency Office a duly completed and executed Exercise Notice as to the number of Warrants being exercised and, if applicable, whether Cashless Settlement is being elected with respect thereto, and deliver such Warrants by book-entry transfer through the facilities of the Depositary, to the Warrant Agent in accordance with the Applicable Procedures and otherwise comply with the Applicable Procedures in respect of the exercise of such Warrants or (y) in the case of a Definitive Warrant Certificate, at the Corporate Agency Office (A) surrender to the Warrant Agent the Warrant Certificate evidencing such Warrants and (B) deliver to the Warrant Agent a duly completed and executed Exercise Notice as to the Warrantholder’s election to exercise the number of the Warrants specified therein and, if applicable, whether Cashless Settlement is being elected with respect thereto, duly executed by such Warrantholder; and
(ii)    pay to the Warrant Agent an amount equal to (x) those applicable taxes and charges required to be paid by the Warrantholder, if any, pursuant to Section 3.11 (with all other taxes and charges being the responsibility of the Company pursuant to the first clause of Section 3.11) prior to, or concurrently with, exercise of such Warrants and (y) except in the case of a Cashless Settlement, the aggregate of the Exercise Price in respect of each Common Share into which such Warrants are exercisable, in case of (x) and (y), by wire transfer in immediately available funds, to the account (657601568) of the Company at J P Morgan Chase Bank, N.A. or such other account of the Company at such banking institution as the Company shall have given notice to the Warrant Agent and such Warrantholder in accordance with Section 6.14.

(b)    If fewer than all the Warrants represented by a Warrant Certificate are exercised, (i) in the case of exercise of Warrants evidenced by a Global Warrant Certificate, the Warrant Agent shall endorse the “Schedule of Decreases of Warrants” attached to such Global Warrant Certificate to reflect the Warrants being exercised and (ii) in the case of exercise of Warrants evidenced by a Definitive Warrant Certificate, such Definitive Warrant Certificate shall be surrendered and a new Definitive Warrant Certificate of the same tenor and for the number of Warrants which were not exercised shall be executed by the Company. The Warrant Agent shall countersign the new Definitive Warrant Certificate, registered in such name or names, subject to the provisions of Section 2.5 regarding registration of Transfer and Section 3.11 regarding payment of governmental charges in respect thereof, as may be directed in writing by the Warrantholder, and shall deliver the new Definitive Warrant Certificate to the Person or Persons in whose name such new Warrant Certificate is so registered. The Company, whenever required by the Warrant Agent, will supply the Warrant Agent with Definitive Warrant Certificates duly executed on behalf of the Company for such purpose.
(c)    Upon due exercise of Warrants evidenced by any Warrant Certificate in conformity with the foregoing provisions of Section 3.2(a), the Warrant Agent shall, when actions specified in Section 3.2(a)(i) have been effected and any payment specified in Section 3.2(a)(ii) is received, deliver to the Company the Exercise Notice received pursuant to Section 3.2(a)(i), deliver or deposit all funds received as instructed in writing by the Company and advise the Company by telephone at the end of such day of the amount of funds so deposited to its account. The Company shall thereupon, as promptly as practicable, and in any event within five Business Days after the Exercise Date referred to below, (i) determine the number of Common Shares issuable pursuant to exercise of such Warrants pursuant to Section 3.3 or, if Cashless Settlement applies, Section 3.4 and (ii) (x) in the case of exercise of Warrants evidenced by a Global Warrant Certificate, deliver or cause to be delivered to the Recipient (as defined below) in accordance with the Applicable Procedures Common Shares in book-entry form to be so held through the facilities of DTC in an amount equal to, or, if the Common Shares may not then be held in book-entry form through the facilities of DTC, duly executed certificates representing, or (y) in the case of exercise of Warrants evidenced by Definitive Warrant Certificates, deliver or cause to be delivered to the Recipient (as defined below) Common Shares in book-entry form on the Common Share registrar maintained by the Warrant Agent for such purpose, or, at the election of the Warrantholder, duly executed certificates representing, in case of (x) and (y), the aggregate number of Common Shares issuable upon such exercise (based upon the aggregate number of Warrants so exercised), as so determined, together with an amount in cash in lieu of any fractional share(s) pursuant to Section 3.6. The Common Shares in book-entry form or certificate or certificates representing Common Shares so delivered shall be, to the extent possible, in such denomination or denominations as such Warrantholder shall request in the applicable notice of exercise and shall be registered or otherwise placed in the name of, and delivered to, the Warrantholder or, subject to Section 3.11, such other Person as shall be designated by the Warrantholder in such notice (the Warrantholder or such other Person being referred to herein as the “Recipient”).

(d)    The date on which all of the requirements for exercise set forth in this Section 3.2 in respect of a Warrant have been satisfied is the “Exercise Date” with respect to such Warrant (subject to Section 3.2(h)).
(e)    Subject to Section 3.2(g) and Section 3.2(h), any exercise of a Warrant pursuant to the terms of this Warrant Agreement shall be irrevocable and enforceable in accordance with its terms.
(f)    All funds received by the Warrant Agent under this Warrant Agreement that are to be distributed or applied by the Warrant Agent in the performance of services in accordance with this Warrant Agreement (the “Funds”) shall be held by the Warrant Agent as agent for the Company and deposited in one or more bank accounts to be maintained by the Warrant Agent in its name as agent for the Company (the “Funds Account”). Until paid pursuant to the terms of this Warrant Agreement, the Warrant Agent will hold the Funds through the Funds Account in deposit accounts of commercial banks with Tier 1 capital exceeding $1 billion or with an average rating above investment grade by S&P (LT Local Issuer Credit Rating), Moody’s (Long Term Rating) and Fitch Ratings, Inc. (LT Issuer Default Rating), each as reported by Bloomberg Finance L.P. The Warrant Agent shall have no responsibility or liability for any diminution of the Funds that may result from any deposit made by the Warrant Agent in accordance with this paragraph, including any losses resulting from a default by any bank, financial institution or other third party. The Warrant Agent may from time to time receive interest, dividends or other earnings in connection with such deposits.
(g)    Prior to the delivery of any Common Shares upon exercise of a Warrant, the Company shall be obligated to comply with all applicable Laws which require action to be taken by the Company in connection with such delivery. The Company shall assist and cooperate with any Exercising Owner that is required to make any governmental filings or obtain any governmental approvals prior to or in connection with receipt of Common Shares upon any exercise of a Warrant (including, without limitation, making any filings required to be made by the Company), and any exercise of a Warrant by a Warrantholder may be made contingent by it upon the making of any such filing and the receipt of any such approval.
(h)    Notwithstanding any other provision of this Warrant Agreement, if the exercise of any Warrant is to be made in connection with a Liquidity Event, such exercise may, at the election of the Exercising Owner, be conditioned upon consummation of such transaction or event, in which case such exercise shall not be deemed effective until the consummation of such transaction or event.
(i)    The Warrant Agent shall forward funds deposited in the Funds Account in a given week by the fifth Business Day of the following week by wire transfer to an account designated by the Company.
(j)    In the case of Cash Settlement, payment of the applicable aggregate Exercise Price by or on behalf of an Exercising Owner upon exercise of Warrants shall be by federal wire or other immediately available funds payable to the account maintained by the Warrant Agent in its name as agent for the Company. The Warrant Agent shall provide an exercising Warrantholder, upon request, with the appropriate payment instructions.
Section 3.3    Shares Issuable. The number of Common Shares “obtainable upon exercise” of Warrants at any time shall be the number of Common Shares into which such Warrants are then exercisable. The number of Common Shares “into which each Warrant is exercisable” shall be one share, subject to adjustment as provided in Article 4.
Section 3.4    Settlement of Warrants.
(a)    Warrants may be exercised using Cash Settlement or Cashless Settlement in accordance with this Article 3 at any time prior to the Expiration Time, either in full or from time to time in part.
(b)    Cash Settlement shall apply to each Warrant unless the Exercising Owner elects for Cashless Settlement to apply upon exercise of such Warrant. Such election shall be made in the Exercise Notice for such Warrant.
(c)    If Cash Settlement applies to the exercise of a Warrant, upon the proper and valid exercise thereof by an Exercising Owner, the Company shall cause to be delivered to the Exercising Owner, the Cash Settlement Share Amount on the Settlement Date.
(d)    If Cashless Settlement applies to the exercise of a Warrant:
(i)    The Warrantholder must (A) expressly state in its Exercise Notice its desire to effect a Cashless Settlement and (B) must provide the Exercise Notice to the Warrant Agent at the Corporate Agency Office.
(ii)    Upon the proper and valid exercise thereof by an Exercising Owner, the Company shall cause to be delivered to the Exercising Owner, the Cashless Settlement Share Amount on the Settlement Date, together with cash in lieu of any fractional Common Share, as provided in Section 3.6.
Section 3.5    Delivery of Common Shares.
(a)    In connection with the exercise of Warrants, the Warrant Agent shall:
(i)    examine all Exercise Notices and all other documents delivered to it to ascertain whether, on their face, such Exercise Notices and any such other documents have been executed and completed in accordance with their terms;
(ii)    where an Exercise Notice or other document appears on its face to have been improperly completed or executed or some other irregularity in connection with the exercise of the Warrant exists, endeavor to inform the appropriate parties (including the Person submitting such instrument) of the need for fulfillment of all requirements, specifying those requirements which appear to be unfulfilled;

(iii)    inform the Company of and cooperate with and assist the Company in resolving any reconciliation problems between the Exercise Notices received and delivery of Warrants to the Warrant Agent’s account;
(iv)    advise the Company with respect to an exercise, as promptly as practicable following the satisfaction of each of the applicable procedures for exercise set forth in Section 3.2(a) of (v) the receipt of such Exercise Notice and the number of Warrants exercised in accordance with the terms and conditions of this Warrant Agreement, (w)  the number of Common Shares to be delivered by the Company, (x) the instructions with respect to issuance of the Common Shares, (y) the number of Persons who will become holders of record of the Company (who were not previously holders of record) as a result of receiving Common Shares upon exercise of the Warrants and (z) such other information as the Company shall reasonably require;
(v)    promptly deposit in the Funds Account all Funds received in payment of the applicable Exercise Price in connection with any Cash Settlement of Warrants;
(vi)    provide to the Company, upon the Company’s request, the number of Warrants previously exercised, the number of Common Shares issued in connection with such exercises and the number of remaining outstanding Warrants; and
(vii)    provide to the Company, upon the Company’s request, any Exercise Notices delivered pursuant to Section 3.2(a) and any documents delivered pursuant to Section 3.5(b)(i)(B).
(b)    With respect to each properly exercised Warrant evidenced by any Warrant Certificate in accordance with this Warrant Agreement, (i) (x) in the case of exercise of Warrants evidenced by a Global Warrant Certificate, the Company shall deliver or cause to be delivered to the Recipient in accordance with the Applicable Procedures Common Shares in book-entry form to be so held through the facilities of DTC in an amount equal to, or, if the Common Shares may not then be held in book-entry form through the facilities of DTC, duly executed certificates representing, or (y) in the case of exercise of Warrants evidenced by Definitive Warrant Certificates, deliver or cause to be delivered to the Recipient Common Shares in book-entry form on the Common Share registrar maintained by the Warrant Agent for such purpose, or, at the election of the Warrantholder, duly executed certificates representing, in case of (x) or (y), the aggregate number of Common Shares issuable upon such exercise (based upon the aggregate number of Warrants so exercised) (A) unless clause (B) is applicable, for the benefit and in the name of the Warrantholder or (B) for the benefit and in the name of such Person (other than the Warrantholder) designated by the Warrantholder submitting the applicable Exercise Notice; and (ii) the Warrant Agent shall deliver such Common Shares to such Person pursuant to clause (i)(A) or (i)(B), as applicable. The Person on whose behalf and in whose name any Common Shares are registered shall for all purposes be deemed to have become the holder of record of such Common Shares as of the Close of Business on the applicable Exercise Date. The Company covenants that all Common Shares which may be issued upon exercise of Warrants will be, upon payment of the Exercise Price and issuance thereof, fully paid and nonassessable, free of preemptive rights and (except as specified in the proviso to Section 3.11) free from all taxes, liens, charges and security interests with respect to the issuance thereof.
(c)    Promptly after the Warrant Agent has taken the action required by this Section 3.5 (or at such later time as may be mutually agreeable to the Company and the Warrant Agent), the Warrant Agent shall account to the Company with respect to the consummation of any exercise of any Warrants.
Section 3.6    No Fractional Common Shares to Be Issued.
(a)    Notwithstanding anything to the contrary in this Warrant Agreement, the Company shall not be required to issue any fraction of a Common Share upon exercise of any Warrants.
(b)    If any fraction of a Common Share would, except for the provisions of this Section 3.6, be issuable on the exercise of any Warrants, the Company shall make a cash payment in lieu of issuing such fractional Common Share equal to the Fair Market Value of one Common Share, as determined on the date the Warrant is presented for exercise, multiplied by such fraction, rounded to the nearest whole cent. All Warrants exercised by a Warrantholder on the same Exercise Date shall be aggregated for purposes of determining the number of Common Shares to be delivered pursuant to Section 3.5(b).
(c)    Each Warrantholder, by its acceptance of an interest in a Warrant, expressly waives its right to any fraction of a Common Share upon its exercise of such Warrant.
Section 3.7    Acquisition of Warrants by Company. The Company shall have the right, except as limited by Law, to purchase or otherwise to acquire one or more Warrants at such times, in such manner and for such consideration as agreed by the Company and the applicable Warrantholder.
Section 3.8    Validity of Exercise. All questions as to the validity, form and sufficiency (including time of receipt) of a Warrant exercise shall be determined by the Company in good faith in accordance with the terms of this Warrant Agreement and the Warrants, which determination, absent manifest error, shall be final and binding with respect to the Warrant Agent. The Warrant Agent shall incur no liability for or in respect of and, except to the extent such liability arises from the Warrant Agent’s gross negligence, willful misconduct, actual fraud or material breach of this Warrant Agreement (as determined by a court of competent jurisdiction in a final non-appealable judgment) and shall be indemnified and held harmless by the Company for acting or refraining from acting upon, or as a result of, such determination by the Company. The Company reserves the absolute right to waive any of the conditions to the exercise of Warrants or defects in Exercise Notices with regard to any particular exercise of Warrants.
Section 3.9    Certain Calculations.
(a)    The Warrant Agent shall be responsible for performing all calculations, except for the case of Cashless Settlements, required in connection with the exercise and settlement of the Warrants as described in this Article 3. In connection therewith, the

Warrant Agent shall provide prompt written notice to the Company, in accordance with Section 3.5(a)(iv), of the number of Common Shares deliverable upon exercise and settlement of Warrants. The Company shall be responsible for all calculations and determinations required in connection with any Cashless Settlements and shall provide written notification to the Warrant Agent of the Cashless Settlement Share Amount to be issued on the Settlement Date for any Cashless Settlement. The Warrant Agent shall not be responsible for performing the calculations set forth in Article 4.
(b)    The Warrant Agent shall not be accountable with respect to the validity or value of any Common Shares that may at any time be issued or delivered upon the exercise of any Warrant, and it makes no representation with respect thereto. The Warrant Agent shall not be responsible, to the extent not arising from the Warrant Agent’s gross negligence, willful misconduct or actual fraud (as determined by a court of competent jurisdiction in a final non-appealable judgment), for any failure of the Company to issue, transfer or deliver any Common Shares, or to comply materially with any of the covenants of the Company contained in this Article 3 of this Warrant Agreement.
Section 3.10    Reservation and Listing of Shares. The Company will at all times reserve and keep available, out of its authorized but unissued Common Shares, solely for the purpose of providing for the exercise of the Warrants, the aggregate number of Common Shares then issuable upon exercise of the Warrants at any time and shall take all action required to increase the authorized number of Common Shares if at any time there shall be insufficient authorized but unissued Common Shares to permit such reservation or to permit the exercise of a Warrant (an “Authorized Share Failure”). Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than 180 days after the occurrence of such Authorized Share Failure, the Company shall hold a meeting of its stockholders for the approval of an increase in the number of authorized Common Shares. In connection with such meeting, the Company shall use its best efforts to solicit its stockholders’ approval of such increase in authorized Common Shares and to cause its Board to recommend to the stockholders that they approve such proposal. The Company shall instruct the transfer agent to deliver to the Warrant Agent, upon written request from the Warrant Agent, stock certificates (or beneficial interests therein) required to honor outstanding Warrants upon exercise thereof in accordance with the terms of this Warrant Agreement. The Company will (A) procure, at its sole expense, the listing of the Common Shares issuable upon exercise of the Warrants at any time, subject to issuance or notice of issuance, on all National Securities Exchanges and Alternative Securities Exchanges on which the Common Shares are then listed or traded and (B) maintain such listings of such Common Shares at all times after issuance. The Company shall take all action reasonably necessary to ensure that the Common Shares will be issued without violation of any applicable Law or regulation or of any requirement of any securities exchange on which the Common Shares are listed or traded.
Section 3.11    Charges, Taxes and Expenses. Issuance of the Warrant Certificates evidencing Warrants and issuance of Common Shares upon the exercise of the Warrants shall be made without charge for any documentary, stamp or similar issue or transfer tax or other incidental expense in respect of the issuance thereof, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax that may be payable in respect of any Transfer involved in the issuance and delivery of Warrant Certificates evidencing such Warrants or Common Shares in book-entry form or any certificates for Common Shares or payment of cash or other property in a name or to any Person other than the Warrantholder of the Warrant Certificate surrendered upon exercise or Transfer, and the Company shall not be required to issue or deliver Warrant Certificates or Common Shares in book-entry form or any certificates for Common Shares or payment of cash or other property, as applicable, unless and until the Persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have reasonably demonstrated that such tax has been paid.
Section 3.12    Cancellation of Warrant Certificates. Any Definitive Warrant Certificate surrendered for exercise shall, if surrendered to the Company, be delivered to the Warrant Agent. All Warrant Certificates surrendered or delivered to or received by the Warrant Agent for cancellation pursuant to this Section 3.12 or Section 2.4(e) or Section 2.4(k) shall be promptly cancelled by the Warrant Agent and shall not be reissued by the Company. The Warrant Agent shall destroy any such cancelled Warrant Certificates and deliver its certificate of destruction to the Company, unless the Company shall otherwise direct.
ARTICLE 4

ADJUSTMENTS

Section 4.1    Adjustments and Other Rights. The Exercise Price and the number of Common Shares into which each Warrant is to be convertible pursuant to Article 3 of this Warrant Agreement shall be subject to adjustment from time to time in accordance with this Article 4; provided that (i) no single event shall be subject to adjustment under more than one subsection of this Article 4 so as to result in duplication and (ii) if any single event would otherwise require adjustment of the Exercise Price pursuant to more than one such subsection, the adjustment that provides the highest value relative to the rights and interests of each Warrantholder shall be made; provided, further that, notwithstanding any provision of this Warrant Agreement to the contrary, any adjustment shall be made to the extent (and only to the extent) that such adjustment would not cause or result in a Warrantholder and its Affiliates, collectively, being in violation of any applicable Law, regulation or rule of any governmental authority or self-regulatory organization. Any adjustment (or portion thereof) prohibited pursuant to the immediately foregoing proviso shall be postponed and implemented on the first date on which such implementation would not result in the condition described in such proviso.
Section 4.2    Dividends, Distributions, Stock Splits, Subdivisions, Reclassifications or Combinations. If the Company shall (i) declare a dividend or make a distribution on its Common Shares in Common Shares, (ii) split, subdivide, recapitalize, restructure or reclassify the outstanding Common Shares into a greater number of Common Shares or effect a similar transaction or (iii) combine, recapitalize, restructure or reclassify the outstanding Common Shares into a smaller number of Common Shares or effect a similar transaction, in each case other than upon a transaction to which Section 4.5 or Section 4.6 applies, the number of Common Shares issuable upon exercise of a Warrant at the time of the Record Date for such dividend or distribution or the effective date of such split, subdivision, combination, recapitalization, restructuring, reclassification or similar transaction shall be proportionately adjusted so that the Warrantholder, after such date, shall be entitled to purchase the number of

Common Shares which such Warrantholder would have owned or been entitled to receive on such date had such Warrant been exercised immediately prior to such date. In such event, the Exercise Price in effect at the time of the Record Date for such dividend or distribution or the effective date of such split, subdivision, combination, recapitalization, restructuring, reclassification or similar transaction shall be adjusted to the number obtained by dividing (x) the product of (i) the number of Common Shares issuable upon the exercise of a Warrant before such adjustment and (ii) the Exercise Price in effect immediately prior to the Record Date or effective date, as the case may be, for such dividend, distribution, split, subdivision, combination, recapitalization, restructuring, reclassification or similar transaction giving rise to this adjustment by (y) the new number of Common Shares issuable upon exercise of a Warrant determined pursuant to the immediately preceding sentence.
Section 4.3    Other Distributions. In case the Company shall fix a Record Date for the making of a distribution to all holders of its Common Shares of (a) shares of any class other than Common Shares, (b) evidence of indebtedness of the Company or any Subsidiary, (c) other Securities, assets or cash (excluding dividends or distributions referred to in Section 4.2) or (d) rights or warrants (other than in connection with the adoption of a stockholder rights plan), in each such case, the Exercise Price in effect prior thereto shall be reduced immediately thereafter to the price obtained by multiplying the Exercise Price in effect immediately prior thereto by the fraction resulting from dividing (x) an amount equal to the difference resulting from (i) the number of Common Shares outstanding on such Record Date multiplied by the Fair Market Value of the Common Shares on the trading date immediately prior to such Record Date less (ii) the Fair Market Value of said shares, evidences of indebtedness, assets, cash, rights or warrants to be so distributed in the aggregate to all Common Shares outstanding on such Record Date by (y) the number of Common Shares outstanding on such Record Date multiplied by the Fair Market Value of the Common Shares on the trading date immediately prior to such Record Date. Such adjustment shall be made successively whenever such a Record Date is fixed. In such event, the number of Common Shares issuable upon the exercise of a Warrant shall be increased to the number obtained by dividing (x) the product of (i) the number of Common Shares issuable upon the exercise of a Warrant before such adjustment and (ii) the Exercise Price in effect immediately prior to the Record Date for the distribution giving rise to this adjustment by (y) the new Exercise Price determined in accordance with the second preceding sentence. In the event that such distribution is not so made, the Exercise Price and the number of Common Shares issuable upon exercise of a Warrant then in effect shall be readjusted, effective as of the date when the Board determines not to distribute such shares, evidences of indebtedness, assets, cash, rights or warrants, as the case may be, to the Exercise Price that would then be in effect and the number of Common Shares that would then be issuable upon exercise of a Warrant if such Record Date had not been fixed.
Section 4.4    Dissolution, Total Liquidation or Winding Up. If at any time there is a voluntary or involuntary dissolution, total liquidation or winding-up of the Company, then the Company shall provide each Warrantholder with written notice of the date on which such dissolution, liquidation or winding-up shall take place (and, in any event, not less than 30 days before any date set for definitive action). Such notice shall also specify the date as of which the record holders of Common Shares shall be entitled to exchange their Common Shares for Securities, money or other property deliverable upon such dissolution, liquidation or winding-up, as the case may be. On such date, each Warrantholder shall be entitled to receive, upon surrender of its Warrant for each Common Share then receivable upon exercise of such Warrant, the cash,

Securities or other property, less the Exercise Price for such Warrant then in effect, that such Warrantholder would have been entitled to receive in respect of such Common Share had such Warrant been exercised immediately prior to such dissolution, liquidation or winding-up. Upon receipt of such cash, Securities or other property, any and all rights of such Warrantholder to exercise such Warrant shall terminate in their entirety. If the cash, Securities or other property distributable in respect of such Common Share in the dissolution, liquidation or winding-up has a Fair Market Value which is less than the Exercise Price for such Warrant then in effect, no such cash, Securities or other property shall be delivered to such Warrantholder in respect of such Warrants and such Warrant shall terminate and be of no further force or effect upon the dissolution, liquidation or winding-up.
Section 4.5    Successor upon Consolidation, Merger and Sale of Assets.
(a)    Other than with respect to a Liquidity Event, the Company may only consolidate or merge with any other Person (a “Fundamental Equity Change”), so long as the Company is the surviving Person, or, in the event that the Company is not the surviving Person:
(i)    the successor to the Company assumes all of the Company’s obligations under this Warrant Agreement and the Warrants in form and substance reasonably satisfactory to the Required Warrantholders; and
(ii)    the successor to the Company provides written notice of such assumption to the Warrant Agent.
(b)    In the case of any Fundamental Equity Change other than a Liquidity Event, the successor entity shall succeed to and be substituted for the Company with the same effect as if it had been named herein as the Company; provided, however, such successor entity shall provide the Warrant Agent with any such identifying corporate information as reasonably required by the Warrant Agent. Such successor entity thereupon may cause to be signed, and may issue any or all of the Warrants issuable pursuant to this Warrant Agreement which theretofore shall not have been signed by the Company; and, upon the order of such successor entity, instead of the Company, and subject to all the terms, conditions and limitations in this Warrant Agreement prescribed, the Warrant Agent shall authenticate and deliver, as applicable, any Warrants that previously shall have been signed and delivered by the officers of the Company to the Warrant Agent for authentication, and any Warrants which such successor entity thereafter shall cause to be signed and delivered to the Warrant Agent for such purpose.
(c)    If a Liquidity Event is consummated prior to the Expiration Time and the Company duly and timely effects notice to the Warrantholders in accordance with Section 4.10, then any Warrants that are unexercised prior to the consummation of such Liquidity Event shall be deemed to have expired worthless and will be cancelled for no further consideration.
Section 4.6    Adjustment upon Reorganization Event.
(a)    If there occurs any Fundamental Equity Change (other than a Liquidity Event) or any recapitalization, reorganization, consolidation, reclassification, change in the outstanding Common Shares (other than changes resulting from a subdivision or combination to which Section 4.2 applies), statutory share exchange or other transaction (each such event a “Reorganization Event”), in each case as a result of which the Common Shares would be converted into, changed into or exchanged for, stock, other securities, other property or assets (including cash or any combination thereof) (the “Reference Property”), then following the effective time of the Reorganization Event, the right to receive Common Shares upon exercise of a Warrant shall be changed to a right to receive, upon exercise of such Warrant, the kind and amount of shares of stock, other securities or other property or assets (including cash or any combination thereof) that a holder of one Common Shares would have owned or been entitled to receive in connection with such Reorganization Event (such kind and amount of Reference Property per share of Common Shares, a “Unit of Reference Property”). In the event holders of Common Shares have the opportunity to elect the form of consideration to be received in a Reorganization Event, the type and amount of consideration into which the Warrants shall be exercisable from and after the effective time of such Reorganization Event shall be deemed to be the weighted average of the types and amounts of consideration received by the holders of Common Shares in such Reorganization Event. The Company hereby agrees not to become a party to any Reorganization Event unless its terms are consistent with this Section 4.6.
(b)    At any time from, and including, the effective time of a Reorganization Event:
(i)    if Cash Settlement applies upon exercise of a Warrant, the Cash Settlement Share Amount shall be equal to a single Unit of Reference Property;
(ii)    if Cashless Settlement applies upon exercise of a Warrant, the Cashless Settlement Share Amount shall be calculated pursuant to the definition thereof with one fully paid and nonassessable Common Share equal to a single Unit of Reference Property;
(iii)    the Company shall pay cash in lieu of issuing such fractional Unit of Reference Property or any fractional Warrant in accordance with Section 3.6 based on the Fair Market Value of the Unit of Reference Property as of the Exercise Date; and
(iv)    the Fair Market Value shall be calculated with respect to a Unit of Reference Property.
(c)    On or prior to the effective time of any Reorganization Event (other than a Liquidity Event), the Company or the successor or purchasing Person, as the case may be, shall execute an amendment to this Warrant Agreement providing that the Warrants shall be exercisable for Units of Reference Property in accordance with the terms of this Section 4.6. If the Reference Property in connection with any Reorganization Event includes shares of stock or other securities and assets of a Person other than the successor or purchasing Person, as the case may be, in such Reorganization Event, then the Company shall cause such amendment to this Warrant Agreement to be executed by such other Person and such amendment shall contain such additional provisions to protect the interests of the Warrantholder (for the benefit of the Beneficial Owners under this

Warrant Agreement) as the Board and the Required Warrantholders shall reasonably consider necessary by reason of the foregoing. Any such amendment to this Warrant Agreement shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 4. In the event the Company shall execute an amendment to this Warrant Agreement pursuant to this Section 4.6, the Company shall promptly file with the Warrant Agent a certificate executed by a duly authorized officer of the Company briefly stating the reasons therefor, the kind or amount of cash, securities or property or assets that will comprise a Unit of Reference Property after the relevant Reorganization Event, any adjustment to be made with respect thereto and that all conditions precedent have been complied with. The Company shall cause notice of the execution of the amendment to be mailed to the Warrantholder, at its address appearing on the Warrant Register, within five Business Days after execution thereof.
(d)    The above provisions of this Section 4.6 shall similarly apply to successive Reorganization Events.
(e)    If this Section 4.6 applies to any event or occurrence, no other provision of this Article 4 shall apply to such event or occurrence (other than Section 4.5).
Section 4.7    Rounding of Calculations; Minimum Adjustments. All calculations under this Article 4 shall be made to the nearest one-tenth (1/10th) of a cent or to the nearest one-hundredth (1/100th) of a share, as the case may be. Any provision of this Article 4 to the contrary notwithstanding, no adjustment in the Exercise Price or the number of Common Shares issuable upon the exercise of a Warrant shall be made if the amount of such adjustment would be less than $0.01 or one-tenth (1/10th) of a Common Share, respectively, but any such amount shall be carried forward and an adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate $0.01 or 1/10th of a Common Share, respectively, or more, subject in all cases to Section 3.6.
Section 4.8    Timing of Issuance of Additional Common Shares Upon Certain Adjustments. In any case in which the provisions of this Article 4 shall require that an adjustment shall become effective immediately after a Record Date for an event or an agreement to issue or sell Common Shares or Convertible Securities, the Company may defer until the occurrence of such event, issuance or sale (i) issuing to each Warrantholder of a Warrant exercised after such Record Date or date of such agreement and before the occurrence of such event, issuance or sale the additional Common Shares issuable upon such exercise by reason of the adjustment required by such Record Date or agreement over and above the Common Shares issuable upon such exercise before giving effect to such adjustment and (ii) paying to such Warrantholder any amount of cash in lieu of a fractional Common Share.
Section 4.9    Statement Regarding Adjustments. Whenever the Exercise Price or the number of Common Shares issuable upon exercise of a Warrant shall be adjusted as provided in this Article 4, the Company shall promptly, and in any event within three Business Days, file, at the principal office of the Company, a statement showing in reasonable detail the facts requiring such adjustment and the Exercise Price that shall be in effect and the number of Common Shares issuable upon exercise of a Warrant after such adjustment. The Company shall also cause a copy of such statement to be delivered to each Warrantholder at the address appearing in the Company’s records.
Section 4.10    Notice of Adjustment Event. In the event that (i) the Company shall propose to take any action of the type described in this Article 4 or (ii) the Company fixes any Record Date for any event, the Company shall give notice to each Warrantholder, in the manner set forth in Section 4.9, which notice shall specify the Record Date, if any, with respect to any such action and the approximate date on which such action is to take place. Such notice shall also set forth the facts with respect thereto (including the material terms with respect to any contemplated transaction) and indicate the effect on the Exercise Price and the number, kind or class of shares or other Securities or property which shall be deliverable upon exercise or exchange of a Warrant, if any. Such notice shall be given at least 10 days prior to the taking of such proposed action; provided that notice of any Liquidity Event shall be given at least 21 days prior to the taking of such proposed action. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action. Nothing herein shall prohibit the Warrantholders from exercising their Warrants during the 10 day period commencing on the date of such notice (21 days in the case of a Liquidity Event).
Section 4.11    Proceedings Prior to Any Action Requiring Adjustment. As a condition precedent to the taking of any action which would require an adjustment pursuant to this Article 4, the Company shall take any action which may be necessary, including obtaining regulatory, stock exchange (if applicable) or stockholder approvals or exemptions under the Securities Act, in order that the Company may thereafter validly and legally issue, as fully paid and nonassessable, all Common Shares that each Warrantholder is entitled to receive upon exercise of a Warrant.
Section 4.12    Adjustment Rules. Any adjustments pursuant to this Article 4 shall be made successively whenever an event referred to herein shall occur. If an adjustment in the Exercise Price made hereunder would reduce the Exercise Price to an amount below the par value of the Common Shares, then such adjustment in the Exercise Price made hereunder shall reduce the Exercise Price to the par value of the Common Shares and then, so long as the Company shall have taken any corporate action which would, in the opinion of its counsel, be necessary in order that the Company may validly issue Common Shares at the Exercise Price as so adjusted in accordance with its obligations under Section 3.9, to such lower par value as may then be established.
Section 4.13    Optional Tax Adjustment. The Company may at its option, at any time prior to the Expiration Time, increase the number of Common Shares into which each Warrant is exercisable, or decrease the Exercise Price for such Warrant, in addition to those changes otherwise required by this Article 4, as deemed advisable by the Board, in order that any event treated for Federal income tax purposes as a dividend of stock or stock rights shall not be taxable to the recipients or that such tax shall be diminished.

Section 4.14    Stockholder Rights Plans. If the Company has a stockholder rights plan in effect with respect to the Common Shares, upon exercise of a Warrant the applicable Beneficial Owner shall be entitled to receive, in addition to the Common Share, the rights under such stockholder rights plan, subject to readjustment in the event of the expiration, termination or redemption of such rights.
ARTICLE 5
OTHER PROVISIONS RELATING TO RIGHTS OF WARRANTHOLDERS
Section 5.1    No Rights as Stockholders. Nothing contained in this Warrant Agreement shall be construed as conferring upon any Person, by virtue in and of itself of holding a Warrant Certificate evidencing any Warrant or having a beneficial interest in a Warrant, the right to vote, receive any dividend or other distribution, receive notice of, or attend, any meeting of stockholders or otherwise exercise any rights whatsoever, in each case, as a stockholder of the Company to the extent such vote, dividend, giving of notice, meeting or other exercise of rights (or, if applicable, the relevant Record Date therefor) precedes the Close of Business on the Exercise Date with respect to the exercise of such Warrant. No Warrantholder shall have any right not expressly conferred hereunder or under, or by applicable Law with respect to, the Warrant Certificate held by such holder.
Section 5.2    Modification/Amendment.
(a)    This Warrant Agreement or the Warrants may be modified or amended by the Company and the Warrant Agent, without the consent of any Warrantholder, for the purposes of (i) curing any ambiguity or correcting or supplementing any defective provision contained in this Warrant Agreement or (ii) providing for the assumption of the Company’s obligations pursuant to Section 4.5; provided that, in each case, any such modification or amendment does not adversely affect the interests of the Warrantholders in any material respect.
(b)    This Warrant Agreement or the Warrants may be modified or amended, or noncompliance with any provision of the Warrant Agreement or the Warrants may be waived, only upon the written consent of the Required Warrantholders and the Company; provided, however, that any modification, amendment or waiver that adversely affects the interests of a Warrantholder disproportionately relative to any other Warrantholder (including any Beneficial Owner) in any material respect shall require the written consent of such Warrantholder so affected; provided, further, no such modification, amendment or waiver may, without the written consent or the affirmative vote of each Warrantholder affected (A) change the Expiration Time to an earlier time or date; or (B) increase the Exercise Price or decrease the number of Common Shares for which a Warrant is exercisable (except as set forth in Article 4). Any consent delivered by electronic means shall be deemed to constitute written consent.
(c)    Upon execution and delivery of any amendment pursuant to this Section 5.2, such amendment shall be considered a part of this Warrant Agreement for all purposes and every Warrantholder holding a Warrant Certificate theretofore or thereafter countersigned and delivered hereunder shall be bound thereby.

Section 5.3    Rights of Action. All rights of action against the Company in respect of this Warrant Agreement are vested in the Warrantholders, and any Warrantholder, without the consent of the Warrant Agent or any other Warrantholder, may, on such Warrantholder’s own behalf and for such Warrantholder’s own benefit, enforce and may institute and maintain any suit, action or proceeding against the Company suitable to enforce, or otherwise in respect of, such Warrantholder’s right to exercise such Warrantholder’s Warrants in the manner provided in this Warrant Agreement.
Section 5.4    Issuance Obligation Remedies. Nothing in this Warrant Agreement shall limit the right of any Warrantholder to pursue any other remedies available to it hereunder, at law or in equity, including, without limitation, a decree of specific performance or injunctive relief with respect to the Company’s violation of its obligations under this Warrant Agreement, including, without limitation, any failure by the Company to timely issue Warrant Shares upon exercise of such Warrant as required pursuant to the terms hereof.
Section 5.5    No Impairment.
(a)    The Company will not, by amendment to its Company’s certificate of incorporation or bylaws or through reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Warrants or this Warrant Agreement, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Warrantholders and the Beneficial Owners under this Warrant Agreement against impairment.
(b)    Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any Common Shares obtainable upon the exercise of the Warrants and (b) take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Common Shares upon the exercise of the Warrants.
(c)    Before taking any action that would cause an adjustment reducing the Exercise Price below the then par value of the Common Shares, the Company will take any corporate action that may be necessary in order that the Company may validly and legally issue paid and non-assessable shares of Common Shares at such adjusted Exercise Price.
ARTICLE 6
CONCERNING THE WARRANT AGENT AND OTHER MATTERS
Section 6.1    Change of Warrant Agent.
(a)    The Warrant Agent, or any successor to it hereafter appointed, may resign its duties and be discharged from all further duties and liabilities hereunder (except for liability arising as a result of the Warrant Agent’s own gross negligence, willful misconduct actual fraud or material breach of this Warrant Agreement) after giving 60 days’ notice in writing to the Company, except that such shorter notice may be given as the Company shall, in writing, accept as sufficient. If the office of the Warrant Agent becomes vacant by resignation or incapacity to act or otherwise, the Company shall appoint in writing a successor warrant agent in place of the Warrant Agent. If the Company shall fail to make such appointment within a period of 30 days after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated warrant agent or by the Required Warrantholders, then the Required Warrantholders may appoint a successor warrant agent.
(b)    The Warrant Agent may be removed by the Company at any time upon 30 days’ written notice to the Warrant Agent; provided, however, that the Company shall not remove the Warrant Agent until a successor warrant agent meeting the qualifications hereof shall have been appointed; provided, further, that, until such successor warrant agent has been appointed, the Company shall compensate the Warrant Agent in accordance with Section 6.2.
(c)    Any successor warrant agent, whether appointed by the Company or by such a court, shall be a corporation or banking association organized, in good standing and doing business under the Laws of the United States of America or any state thereof or the District of Columbia, and authorized under such Laws to exercise corporate trust powers and subject to supervision or examination by federal or state authority and having a combined capital and surplus of not less than $50,000,000. The combined capital and surplus of any such successor warrant agent shall be deemed to be the combined capital and surplus as set forth in the most recent report of its condition published prior to its appointment; provided that such reports are published at least annually pursuant to Law or to the requirements of a federal or state supervising or examining authority.
(d)    After acceptance in writing of such appointment by the successor warrant agent, such successor warrant agent shall be vested with all the authority, powers, rights, immunities, duties and obligations of its predecessor warrant agent with like effect as if originally named as warrant agent hereunder, without any further act or deed; but if for any reason it becomes necessary or appropriate, the predecessor warrant agent shall execute and deliver, at the expense of the Company, an instrument transferring to such successor warrant agent all the authority, powers and rights of such predecessor warrant agent hereunder; and upon request of any successor warrant agent, the Company shall make, execute, acknowledge and deliver any and all instruments in writing to more fully and effectually vest in and conform to such successor warrant agent all such authority, powers, rights, immunities, duties and obligations. Upon assumption by a successor warrant agent of the duties and responsibilities hereunder, the predecessor warrant agent shall deliver and transfer, at the expense of the Company, to the successor warrant agent any property at the time held by it hereunder. As soon as practicable after such appointment, the Company shall give notice thereof to the predecessor warrant agent and each transfer agent for its Common Shares. Failure to give such notice, or any defect therein, shall not affect the validity of the appointment of the successor warrant agent.
(e)    Any entity into which the Warrant Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Warrant Agent shall be a party, or any Person succeeding to all or substantially all of the corporate trust or agency business of the Warrant Agent, shall be the successor warrant agent under this Warrant Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, however, that such entity would be eligible for appointment as a successor warrant agent under Section 6.1(c).
Section 6.2    Compensation; Further Assurances. The Company agrees that it will (a) pay the Warrant Agent reasonable compensation for its services as Warrant Agent in accordance with Exhibit C attached hereto and, except as otherwise expressly provided, will pay or reimburse the Warrant Agent upon written demand for all reasonable and documented expenses, disbursements and advances incurred or made by the Warrant Agent in accordance with any of the provisions of this Warrant Agreement (including the reasonable and documented compensation, expenses and disbursements of its counsel incurred in connection with the execution and administration of this Warrant Agreement), except any such expense, disbursement or advance as may arise from its or any of their gross negligence, willful misconduct or actual fraud, and (b) perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Warrant Agent for the carrying out or performing of the provisions of this Warrant Agreement. The Warrant Agent agrees to provide the Company with prior written notice of the retention of counsel whose compensation, expenses and disbursements are to be paid or reimbursed by the Company under this Section 6.2.
Section 6.3    Reliance on Counsel. The Warrant Agent may consult with legal counsel (who may be legal counsel for the Company), and the written opinion of such counsel or any advice of legal counsel subsequently confirmed by a written opinion of such counsel shall be full and complete authorization and protection to the Warrant Agent as to any action taken or omitted by it in good faith and in accordance with such written opinion or advice.
Section 6.4    Proof of Actions Taken. Whenever in the performance of its duties under this Warrant Agreement the Warrant Agent shall deem it necessary or desirable that any matter be proved or established by the Company prior to taking or suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the good faith of the Warrant Agent, be deemed to be conclusively proved and established by a certificate executed by a duly authorized officer of the Company delivered to the Warrant Agent, and such certificate shall, in the good faith of the Warrant Agent, be relied upon by the Warrant Agent for any action taken, suffered or omitted in good faith by it under the provisions of this Warrant Agreement; provided that in its discretion, the Warrant Agent may in lieu thereof accept other evidence of such fact or matter or may require such further or additional evidence as to it may seem reasonable.
Section 6.5    Correctness of Statements. The Warrant Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Warrant Agreement (except its countersignature thereof) or be required to verify the same, and all such statements and recitals are and shall be deemed to have been made by the Company only.
Section 6.6    Validity of Agreement. From time to time, the Warrant Agent may apply to any duly authorized officer of the Company for instruction, and the Company shall provide the Warrant Agent with such instructions concerning the services to be provided hereunder. The Warrant Agent shall not be held to have notice of any change of authority of any Person, until receipt of notice thereof from the Company. The Warrant Agent shall not be responsible for any breach by the Company of any covenant or condition contained in this Warrant Agreement, nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Common Shares to be issued pursuant to this Warrant Agreement or any Warrants or as to whether any Common Shares will, when issued, be validly issued, fully paid and nonassessable. The Warrant Agent and its agents and subcontractors shall not be liable and shall be indemnified by the Company for any action taken or omitted by Warrant Agent in reliance in good faith upon any Company instructions except to the extent that the Warrant Agent had actual knowledge of facts and circumstances that would render such reliance unreasonable.
Section 6.7    Use of Agents. The Warrant Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents provided that the Warrant Agent shall remain responsible for the activities or omissions of any such agent or attorney and reasonable care has been exercised in the selection and in the continued employment of such attorney or agent.
Section 6.8    Liability of Warrant Agent. The Warrant Agent shall incur no liability or responsibility to the Company or to any Warrantholder for any action taken or not taken (a) in reliance on any notice, resolution, waiver, consent, order, certificate, or other paper, document or instrument reasonably believed by it to be genuine and to have been signed, sent and presented by the proper party or parties or (b) in relation to its services under this Warrant Agreement, unless such liability arises out of or is attributable to the Warrant Agent’s gross negligence, material breach of this Warrant Agreement, willful misconduct or actual fraud. The Company agrees to indemnify the Warrant Agent and save it harmless against any and all losses, expenses and liabilities, including judgments, costs and reasonable counsel fees, for anything done or omitted in good faith by the Warrant Agent in the execution of this Warrant Agreement or otherwise arising in connection with this Warrant Agreement, except as a result of the Warrant Agent’s gross negligence, material breach of this Warrant Agreement, willful misconduct or actual fraud (as determined by a court of competent jurisdiction in a final non-appealable judgment). The Warrant Agent shall be liable hereunder only for its gross negligence, material breach of this Warrant Agreement, actual fraud or willful misconduct (as determined by a court of competent jurisdiction in a final non-appealable judgment), for which the Warrant Agent is not entitled to indemnification under this Warrant Agreement.
Section 6.9    Legal Proceedings. The Warrant Agent shall be under no obligation to institute any action, suit or legal proceeding or to take any other action likely to involve expense unless the Company or any Warrantholder shall furnish the Warrant Agent with reasonable indemnity for any costs and expenses which may be incurred, but this provision shall not affect the power of the Warrant Agent to take such action as the Warrant Agent may consider proper, whether with or without any such security or indemnity. The Warrant Agent shall promptly notify the Company and each Warrantholder in writing of any claim made or action, suit or proceeding instituted against it arising out of or in connection with this Warrant Agreement.
Section 6.10    Actions as Agent.
(a)    The Warrant Agent shall act hereunder solely as agent and not in a ministerial or fiduciary capacity, and its duties shall be determined solely by the provisions hereof. The duties and obligations of the Warrant Agent shall be determined solely by the express provisions of the Warrant Agreement or of the Warrant Certificates, and the Warrant Agent shall not be liable except for the performance of such duties and obligations as are specifically set forth in the Warrant Agreement or in the Warrant

Certificates. No implied covenants or obligations shall be read into the Warrant Agreement against the Warrant Agent. The Warrant Agent shall not be liable for anything that it may do or refrain from doing in good faith in connection with this Warrant Agreement except for its own gross negligence, willful misconduct or actual fraud.
(b)    The Warrant Agent shall not, by countersigning Warrant Certificates or by any other act hereunder, be deemed to make any representations as to validity or authorization of the Warrants or the Warrant Certificates (except as to its countersignature thereon). The Warrant Agent shall not be responsible for any failure of the Company to make any cash payment or to issue, transfer or deliver any Common Shares or stock certificates or other securities or property upon the surrender of any Warrant Certificate for the purpose of exercise or upon any adjustment pursuant to Article 4 hereof or to comply with any of the covenants of the Company contained in Article 4 hereof.
(c)    The Warrant Agent shall not (i) be liable for any recital or statement of fact contained herein or in the Warrant Certificates or for any action taken, suffered or omitted by it in good faith on the belief that any Warrant Certificate or any other documents or any signatures are genuine or properly authorized, (ii) be responsible for any failure on the part of the Company to comply with any of its covenants and obligations contained in this Warrant Agreement or in the Warrant Certificates or (iii) be liable for any act or omission in connection with this Warrant Agreement except for its own gross negligence, actual fraud or willful misconduct.
(d)    The Warrant Agent is hereby authorized to accept and protected in accepting instructions with respect to the performance of its duties hereunder by Company Order and to apply to any such officer named in such Company Order for instructions (which instructions will be promptly given in writing when requested), and the Warrant Agent shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with the instructions in any Company Order.
Section 6.11    Appointment and Acceptance of Agency. The Company hereby appoints the Warrant Agent to act as agent for the Company in accordance with the instructions set forth in this Warrant Agreement, and the Warrant Agent hereby accepts the agency established by this Warrant Agreement and agrees to perform the same upon the terms and conditions set forth in this Warrant Agreement and in the Warrant Certificates or as the Company and the Warrant Agent may hereafter agree, by all of which the Company and the Warrantholders of Warrant Certificates, by their acceptance thereof, shall be bound; provided, however, that the terms and conditions contained in the Warrant Certificates are subject to and governed by this Warrant Agreement or any other terms and conditions hereafter agreed to by the Company and the Warrant Agent.
Section 6.12    Appointment of Countersigning Agent.
(a)    The Warrant Agent may appoint a Countersigning Agent or Agents which shall be authorized to act on behalf of the Warrant Agent to countersign Warrant Certificates issued upon original issue and upon exchange, registration of Transfer or pursuant to Section 2.8, and Warrant Certificates so countersigned shall be entitled to the benefits of this Warrant Agreement equally and proportionately with any and all other Warrant Certificates duly executed and delivered hereunder. Wherever reference is made in this Warrant Agreement to the countersignature and delivery of Warrant Certificates by the Warrant Agent or to Warrant Certificates countersigned by the Warrant Agent, such reference shall be deemed to include countersignature and delivery on behalf of the Warrant Agent by a Countersigning Agent and Warrant Certificates countersigned by a Countersigning Agent. Each Countersigning Agent shall be acceptable to the Company and shall at the time of appointment be a corporation doing business under the Laws of the United States of America or any State thereof in good standing, authorized under such Laws to act as Countersigning Agent, and having a combined capital and surplus of not less than $25,000,000. The combined capital and surplus of any such new Countersigning Agent shall be deemed to be the combined capital and surplus as set forth in the most recent annual report of its condition published by such Countersigning Agent prior to its appointment; provided, however, such reports are published at least annually pursuant to Law or to the requirements of a Federal or state supervising or examining authority.
(b)    Any corporation into which a Countersigning Agent may be merged or any corporation resulting from any consolidation to which such Countersigning Agent shall be a party, shall be a successor Countersigning Agent without any further act; provided, that, such corporation would be eligible for appointment as a new Countersigning Agent under the provisions of Section 6.12(a), without the execution or filing of any paper or any further act on the part of the Warrant Agent or the Countersigning Agent. Any such successor Countersigning Agent shall promptly cause notice of its succession as Countersigning Agent to be given in accordance with Section 6.14 to each Warrantholder of a Warrant Certificate at such Warrantholder’s last address as shown on the Warrant Register.
(c)    A Countersigning Agent may resign at any time by giving 30 days’ prior written notice thereof to the Warrant Agent and to the Company. The Warrant Agent may at any time terminate the agency of a Countersigning Agent by giving 30 days’ prior written notice thereof to such Countersigning Agent and to the Company.
(d)    The Warrant Agent agrees to pay to each Countersigning Agent from time to time reasonable compensation for its services under this Section 6.12 and the Warrant Agent shall be entitled to be reimbursed for such payments, subject to the provisions of Section 6.2.
(e)    Any Countersigning Agent shall have the same rights and immunities as those of the Warrant Agent set forth in Section 6.8 and Section 6 10.
Section 6.13    Successors and Assigns. All the covenants and provisions of this Warrant Agreement by or for the benefit of the Company or the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns hereunder. The Warrant Agent may assign this Warrant Agreement or any rights and obligations hereunder, in whole or in part, to an Affiliate thereof with the prior consent of the Company, provided that the Warrant Agent may make such an assignment without consent of the Company to any successor to the Warrant Agent by consolidation, merger or transfer of its assets subject to the terms and conditions of this Warrant Agreement.

Section 6.14    Notices. Any notice or demand authorized by this Warrant Agreement to be given or made to the Company shall be sufficiently given or made if sent by mail first-class, postage prepaid, addressed (until another address is filed in writing by the Company with the Warrant Agent) or electronic mail, as follows:
Chesapeake Energy Corporation
6100 North Western Avenue,
Oklahoma City, Oklahoma 73118
Attention: James R. Webb, Executive Vice President, General Counsel and Corporate Secretary
Email: jim.webb@chk.com
Any notice or demand authorized by this Warrant Agreement to be given or made to the Warrant Agent shall be sufficiently given or made if sent by mail first-class, postage prepaid, addressed (until another address is filed in writing by the Warrant Agent with the Company) or electronic mail, as follows:
Equiniti Trust Company
P.O. Box 64874
St. Paul, MN 55164
Attention: Nancy Petersen
Email: Nancy.Petersen@equiniti.com

Any notice or demand authorized by this Warrant Agreement to be given or made to any Warrantholder shall be sufficiently given or made if sent by first-class mail, postage prepaid or electronic mail to the last address of the Warrantholder as it shall appear on the Warrant Register, with a copy (which shall not constitute notice) to its counsel listed on such Warrant Register.
Section 6.15    Applicable Law; Jurisdiction. The validity, interpretation and performance of this Warrant Agreement and the Warrant Certificates evidencing the Warrants shall be governed in accordance with the Laws of the State of New York, without giving effect to the principles of conflicts of Laws thereof that would result in the application of Law of another jurisdiction. The parties hereto irrevocably consent to the exclusive jurisdiction of the courts of the State of New York and any federal court located in such state in connection with any action, suit or proceeding arising out of or relating to this Warrant Agreement or the Warrant Certificates issued hereunder. Each party agrees to commence any such suit, action or proceeding in such court. Each party hereto hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any suit, action or proceeding with respect to this Warrant Agreement or the Warrant Certificates issued hereunder, any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to serve process in accordance with this Section 6.15, that its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), and to the fullest extent permitted by applicable Law, that the suit, action or proceeding in any such court is brought in an inconvenient forum, or that this Warrant Agreement or the Warrant Certificates issued hereunder, or the subject matter hereof, may not be enforced in or by such courts and further irrevocably waives, to the fullest extent permitted by applicable Law, the benefit of any defense that would hinder, fetter or delay the levy, execution or collection of any amount to which the party is entitled pursuant to the final judgment of any court having jurisdiction. Each party irrevocably consents to the service of process out of any of the aforementioned courts in any such suit, action or proceeding by the mailing of copies thereof by registered mail, postage prepaid, to such party at its mailing address determined in accordance with this Warrant Agreement, such service of process to be effective upon acknowledgment of receipt of such registered mail. Nothing herein shall affect the right of any party to serve process in any other manner permitted by Law.
Section 6.16    Waiver of Jury Trial. EACH OF THE COMPANY AND THE WARRANT AGENT ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS WARRANT AGREEMENT OR A WARRANT CERTIFICATE EVIDENCING A WARRANT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PERSON HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PERSON MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS WARRANT AGREEMENT OR A WARRANT CERTIFICATE EVIDENCING A WARRANT. EACH OF THE COMPANY AND THE WARRANT AGENT CERTIFIES AND ACKNOWLEDGES THAT (a) NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (b) SUCH PERSON UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (c) SUCH PERSON MAKES THIS WAIVER VOLUNTARILY, AND (d) SUCH PERSON HAS BEEN INDUCED TO ENTER INTO THIS WARRANT AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
Section 6.17    Specific Performance. Each of the Company and the Warrant Agent acknowledges that a breach or threatened breach by such party of any of its obligations under this Warrant Agreement would give rise to irreparable harm to the other party hereto for which monetary damages would not be an adequate remedy and hereby agrees that in the event of a breach or a threatened breach by such party of any such obligations, the other party hereto shall, in addition to any and all other rights and remedies that may be available to it in respect of such breach, be entitled to equitable relief, including a restraining order, an injunction, specific performance and any other relief that may be available from a court of competent jurisdiction.
Section 6.18    Benefit of this Warrant Agreement. Nothing in this Warrant Agreement expressed and nothing that may be implied from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any Person other than the parties hereto and the Warrantholders any right, remedy or claim under or by reason of this Warrant Agreement or of any covenant, condition, stipulation, promise or agreement hereof, and all covenants, conditions, stipulations, promises and agreements in this Warrant Agreement contained shall be for the sole and exclusive benefit of the parties hereto and their respective successors and permitted assigns and the Warrantholders. Each Warrantholder, by acceptance of a Warrant Certificate, agrees to all of the terms and provisions of this Warrant Agreement applicable thereto.

Section 6.19    Registered Warrantholder. Every Warrantholder, by accepting a Warrant Certificate, consents and agrees with the Company, with the Warrant Agent and with every subsequent holder of such Warrant Certificate that, prior to due presentment for registration of Transfer, the Company and the Warrant Agent may deem and treat the Person in whose name any Warrant Certificates are registered in the Warrant Register as the absolute owner thereof and of the Warrants evidenced thereby for all purposes whatever (notwithstanding any notation of ownership or other writing thereon made by anyone other than the Company or the Warrant Agent) and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary or be bound to recognize any equitable or other claim to or interest in any Warrant Certificates or any Warrants evidenced thereby on the part of any other Person and shall not be liable for any registration of Transfer of Warrant Certificates that are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration of Transfer or with such knowledge of such facts that its participation therein amounts to actual fraud.
Section 6.20    Headings. The Article and Section headings herein are for convenience only and are not a part of this Warrant Agreement and shall not affect the interpretation thereof.
Section 6.21    Counterparts. This Warrant Agreement may be executed in any number of counterparts on separate counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. A signed copy of this Warrant Agreement delivered by e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Warrant Agreement.
Section 6.22    Entire Agreement. This Warrant Agreement constitutes the entire agreement of the Company, the Warrant Agent and the Warrantholders with respect to the subject matter hereof and supersede all prior agreements and undertakings, both written and oral, among the Company, the Warrant Agent and the Warrantholders with respect to the subject matter hereof.
Section 6.23    Severability. Wherever possible, each provision of this Warrant Agreement shall be interpreted in such manner as to be effective and valid under applicable Law, but if any provision of this Warrant Agreement shall be prohibited by or invalid under applicable Law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant Agreement.
Section 6.24    Termination. This Warrant Agreement shall terminate at the earlier to occur of (i) the Expiration Time (or, if later, Close of Business on the Settlement Date with respect to all exercises of Warrants as to which the respective Exercise Date is prior to the Expiration Time) and (ii) the date on which all outstanding Warrants have been exercised. All provisions regarding indemnification, warranty, liability and limits thereon shall survive the termination or expiration of this Warrant Agreement.

Section 6.25    Confidentiality. The Warrant Agent and the Company agree that personal, non-public Warrantholder information which is exchanged or received pursuant to the negotiation or the carrying out of this Warrant Agreement shall remain confidential, and shall not be voluntarily disclosed to any other Person, except disclosures pursuant to bankruptcy proceedings, applicable securities Laws or otherwise as may be required by Law, including, without limitation, pursuant to subpoenas from state or federal government authorities.
Section 6.26    Rule 144 Information. If and when the Company becomes subject to the reporting obligations of the Securities Act and the Exchange Act, the Company covenants that it will use its reasonable best efforts to timely file all reports and other documents required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations promulgated by the U.S. Securities and Exchange Commission thereunder. In addition, whether or not the Company becomes subject to the reporting obligations of the Securities Act or the Exchange Act, the Company will use reasonable best efforts to take such further action as the Warrantholders may reasonably request, all to the extent required from time to time to enable such Warrantholders to sell the Warrants without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 or Regulation S under the Securities Act, as such rules may be amended from time to time or (ii) any successor rule or regulation hereafter adopted by the U.S. Securities and Exchange Commission.
Section 6.27    Representations and Warranties of the Company. The Company hereby represents and warrants to the Warrantholders that (i) it has the corporate power and authority to execute this Warrant Agreement and consummate the transactions contemplated by this Warrant Agreement, (ii) there are no statutory or contractual stockholders’ preemptive rights or rights of refusal with respect to the issuance of any Warrants and (iii) the execution and delivery by the Company of this Warrant Agreement and the issuance of the Common Shares upon exercise of any Warrant do not and shall not (A) conflict with or result in a breach of the terms, conditions or provisions of, (B) constitute a default under, (C) result in the creation of any lien, security interest, charge or encumbrance upon the Company’s capital stock or assets pursuant to, (D) result in a violation of, or (E) require any authorization, consent, approval, exemption or other action by or notice or declaration to, or filing with, any court or administrative or governmental body or agency pursuant to, the Company’s certificate of incorporation or bylaws or any Law in effect as of the date hereof to which the Company is subject, or any agreement, instrument, order, judgment or decree to which the Company is subject as of the date hereof, except for any such authorization, consent, approval, notice or exemption required under applicable securities Laws.

[signature page follows]

IN WITNESS WHEREOF, this Warrant Agreement has been duly executed by the parties hereto as of the day and year first above written.

CHESAPEAKE ENERGY CORPORATION

By:	/s/ James R. Webb
	Name:	James R. Webb
	Title:	Executive Vice President – General Counsel and Corporate Secretary

EQUINITI TRUST COMPANY

By:	/s/ Martin J. Knapp
	Name:	Martin J. Knapp
	Title:	SVP, Relationship Director
[Signature Page to Warrant Agreement]

EXHIBIT A

[Face of Warrant Certificate]1
CHESAPEAKE ENERGY CORPORATION
WARRANT CERTIFICATE
EVIDENCING
CLASS C WARRANTS TO PURCHASE COMMON STOCK

[FACE]
No. [__]	CUSIP No. 165167 180

[UNLESS THIS GLOBAL WARRANT CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO CHESAPEAKE ENERGY CORPORATION (THE “COMPANY”), THE CUSTODIAN OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
TRANSFER OF THIS GLOBAL WARRANT CERTIFICATE SHALL BE LIMITED TO TRANSFERS IN WHOLE, AND NOT IN PART, TO THE COMPANY, DTC, THEIR SUCCESSORS AND THEIR RESPECTIVE NOMINEES.]2

1 To be removed in the versions of the Warrant Certificates printed in multiple copies for use by the Warrant Agent in preparing Warrants Certificates for issuance and delivery from time to time to holders.
2 Include only on Global Warrant Certificate.

No. [__]	13,717,420 Warrants
CUSIP No. 165167 180

THIS CERTIFIES THAT, for value received, [_______________________], or registered assigns, is the registered owner of the number of Class C Warrants to Purchase Common Shares of Chesapeake Energy Corporation, an Oklahoma corporation (the “Company”, which term includes any successor thereto under the Warrant Agreement) specified above [or such lesser number as may from time to time be endorsed on the “Schedule of Decreases” attached hereto]3, and is entitled, subject to and upon compliance with the provisions hereof and of the Warrant Agreement, at such Warrantholder’s option, at any time when the Warrants evidenced hereby are exercisable, to purchase from the Company one Common Share of the Company for each Warrant evidenced hereby, at the purchase price of $36.18 per share (as adjusted from time to time, the “Exercise Price”), payable in full at the time of purchase, the number of Common Shares into which and the Exercise Price at which each Warrant shall be exercisable each being subject to adjustment as provided in Article 4 of the Warrant Agreement.
All Common Shares issuable by the Company upon the exercise of Warrants shall, upon such issuance, be duly and validly issued and fully paid and nonassessable.
Each Warrant evidenced hereby may be exercised by the Warrantholder hereof at the Exercise Price then in effect on any Business Day from and after the Closing Date until the Expiration Time (as defined on the reverse hereof).
Subject to the provisions hereof and of the Warrant Agreement, the Warrantholder of this Warrant Certificate may exercise all or any whole number of the Warrants evidenced hereby by [providing notice to the Warrant Agent at its office maintained for such purpose (the “Corporate Agency Office”) a duly completed and executed Exercise Notice as to the number of Warrants being exercised and, if applicable, whether Cashless Settlement is being elected with respect thereto, and delivering such Warrants by book-entry transfer through the facilities of the Depositary, to the Warrant Agent in accordance with the Applicable Procedures and otherwise complying with Applicable Procedures in respect of the exercise of such Warrants]4 [surrendering to the Warrant Agent this Warrant Certificate at the Corporate Agency Office and delivering to the Warrant Agent a duly completed and executed Exercise Notice as to whether Cashless Settlement is being elected with respect thereto]5, together with payment in full to the Warrant Agent of (x) those applicable taxes and charges required to be paid by the Warrantholder, if any, and (y) except in the case of a Cashless Settlement, the aggregate of the Exercise Price as then in effect for each Common Share receivable upon exercise of each Warrant being submitted for exercise. Any such payment of the Exercise Price is to be by wire transfer in immediately available funds to such account of the Company at such banking institution as the Company shall have designated from time to time for such purpose.
3 Include only on Global Warrant Certificate.
4 Include only on Global Warrant Certificate.
5 Include only on Definitive Warrant Certificate.

Reference is hereby made to the further provisions of this Warrant Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.
Unless this Warrant Certificate has been countersigned by the Warrant Agent by manual signature of an authorized officer on behalf of the Warrant Agent, this Warrant Certificate shall not be valid for any purpose and no Warrant evidenced hereby shall be exercisable.
IN WITNESS WHEREOF, the Company has caused this certificate to be duly executed under its corporate seal.
Dated: February 9, 2021

CHESAPEAKE ENERGY CORPORATION

By:
Name: James R. Webb Title: Executive Vice President - General Counsel and Corporate Secretary

ATTEST:

Countersigned:

Equiniti Trust Company, as Warrant Agent		Equiniti Trust Company, as Warrant Agent

OR

By:		By:
Authorized Agent			as Countersigning Agent

By:
Authorized Officer

[Reverse of Warrant Certificate]
CHESAPEAKE ENERGY CORPORATION
WARRANT CERTIFICATE
EVIDENCING
CLASS C WARRANTS TO PURCHASE COMMON STOCK
The Class C Warrants evidenced hereby are one of a duly authorized issue of Warrants of the Company designated as its Warrants to Purchase Common Shares (“Warrants”), limited in aggregate number to 13,717,420 initially issued under and in accordance with the Warrant Agreement, dated as of February 9, 2021 (the “Warrant Agreement”), between the Company and Equiniti Trust Company, as warrant agent (the “Warrant Agent”, which term includes any successor thereto permitted under the Warrant Agreement), to which the Warrant Agreement and all amendments thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Warrant Agent, the Warrantholders of Warrant Certificates and the owners of the Warrants evidenced thereby and of the terms upon which the Warrant Certificates are, and are to be, countersigned and delivered. A copy of the Warrant Agreement shall be available at all reasonable times at the office of the Warrant Agent for inspection by the Warrantholder hereof.
Except as provided in the Warrant Agreement, all outstanding Warrants shall expire and all rights of the Warrantholders of Warrant Certificates evidencing such Warrants shall terminate and cease to exist, as of the earlier of (i) 5:00 p.m., New York time, on February 9, 2026 and (ii) the date of consummation of any Liquidity Event (the “Expiration Time”).
If fewer than all the Warrants represented by a Warrant Certificate are exercised, [the Warrant Agent shall endorse the “Schedule of Decreases of Warrants” attached to the Global Warrant Certificate to reflect the Warrants being exercised.]6 [such Definitive Warrant Certificate shall be surrendered and a new Definitive Warrant Certificate of the same tenor and class and for the number of Warrants which were not exercised shall be executed by the Company upon the written order of the Warrantholder of this Warrant Certificate upon the cancellation hereof.]7
The Warrant Certificates are issuable only in registered form in denominations of whole numbers of Warrants. Upon surrender at the office of the Warrant Agent and payment of the charges specified herein and in the Warrant Agreement, this Warrant Certificate may be exchanged for Warrant Certificates in other authorized denominations or the Transfer hereof may be registered in whole or in part in authorized denominations to one or more designated Transferees; provided, however, that such other Warrant Certificates issued upon exchange or registration of Transfer shall evidence the same aggregate number and class of Warrants as this Warrant Certificate. The Company shall cause to be kept at the office of the Warrant Agent the
6 Include only on Global Warrant Certificate.
7 Include only on Definitive Warrant Certificates.

Warrant Register in which, subject to such reasonable regulations as the Warrant Agent may prescribe and such regulations as may be prescribed by Law, the Company shall provide for the registration of Warrant Certificates and of Transfers or exchanges of Warrant Certificates. Issuance of the Warrant Certificates evidencing Warrants and issuance of Common Shares upon the exercise of the Warrants shall be made without charge for any documentary, stamp or similar issue or transfer tax or other incidental expense in respect of the issuance thereof, all of which taxes and expenses shall be paid by the Company; provided, however, the Company shall not be required to pay any tax that may be payable in respect of any Transfer involved in the issuance and delivery of Warrant Certificates evidencing such Warrants or Common Shares in book-entry form or any certificates for Common Shares or payment of cash or other property in a name or to any Person other than the Warrantholder of the Warrant Certificate surrendered upon exercise or Transfer, and the Company shall not be required to issue or deliver Warrant Certificates or Common Shares in book-entry form or any certificates for Common Shares or payment of cash or other property, as applicable, unless and until the Persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have reasonably determined that such tax has been paid.
Prior to due presentment of this Warrant Certificate for registration of Transfer, the Company, the Warrant Agent and any agent of the Company or the Warrant Agent may treat the Person in whose name this Warrant Certificate is registered as the owner hereof for all purposes, and neither the Company, the Warrant Agent nor any such agent shall be affected by notice to the contrary.
The Warrant Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Warrantholders of Warrant Certificates under the Warrant Agreement at any time by the Company and the Warrant Agent with the consent of the Required Warrantholders.
Nothing contained in the Warrant Agreement or this Warrant Certificate shall be construed as conferring upon any Person, by virtue in and of itself of holding a Warrant Certificate evidencing any Warrant or having a beneficial interest in a Warrant, the right to vote, receive any dividend or other distribution, receive notice of, or attend, any meeting of stockholders or otherwise exercise any rights whatsoever, in each case, as a stockholder of the Company to the extent such vote, dividend, giving of notice, meeting or other exercise of rights (or, if applicable, the relevant Record Date therefor) precedes the Close of Business on the Exercise Date with respect to the exercise of such Warrant. No Warrantholder shall have any right not expressly conferred hereunder or under, or by applicable Law with respect to, the Warrant Certificate held by such holder.
This Warrant Certificate, each Warrant evidenced thereby and the Warrant Agreement shall be governed by and construed in accordance with the Laws of the State of New York.
All terms used in this Warrant Certificate which are defined in the Warrant Agreement shall have the meanings assigned to them in the Warrant Agreement. In the event of any conflict between this Warrant Certificate and the Warrant Agreement, the Warrant Agreement shall control.

Form of Exercise
[Address]
Attention:
Re:    Warrant Agreement dated as of February 9, 2021 between Chesapeake Energy Corporation (the “Company”) and Equiniti Trust Company, as Warrant Agent (as it may be supplemented or amended, the “Warrant Agreement”)
The undersigned hereby irrevocably elects to exercise the right to exercise ____ Warrants and receive the consideration deliverable in exchange therefor pursuant to the following settlement method (check one):
Cash Settlement
Cashless Settlement
If Cash Settlement is elected, the undersigned shall tender payment of the Exercise Price therefor in accordance with instructions received from the Warrant Agent.
Please check below if this exercise is contingent upon a Liquidity Event in accordance with Section 3.2(e) of the Warrant Agreement.
This exercise is being made in connection with a Liquidity Event; provided, that in the event that such transaction shall not be consummated, then this exercise shall be deemed revoked.
THIS EXERCISE NOTICE MUST BE DELIVERED TO THE WARRANT AGENT PRIOR TO THE EXPIRATION TIME. THE WARRANT AGENT SHALL NOTIFY YOU OF THE ADDRESS AND PHONE NUMBER WHERE YOU CAN CONTACT THE WARRANT AGENT AND TO WHICH WARRANT EXERCISE NOTICES ARE TO BE SUBMITTED.
All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Warrant Agreement.

Dated:	Name:
(Please Print)
(Insert Social Security or Other Identifying Number of Warrantholder)	Address:

Signature
(Signature must conform in all respects to name of Warrantholder as specified on the face of this Warrant Certificate and must bear a signature guarantee by a bank, trust company or member firm of a U.S. national securities exchange.)

Signature Guaranteed:
Instructions (i) as to denominations and names of Common Shares issuable upon exercise and as to delivery of such securities and any other property issuable upon exercise and (ii) if applicable, as to Warrant Certificates evidencing unexercised Warrants:

Assignment
(Form of Assignment To Be Executed If Warrantholder Desires To Transfer Warrant Certificate)

FOR VALUE RECEIVED _________________________________ hereby sells, assigns and transfers unto
Please insert social security or
other identifying number

(Please print name and address including zip code)
the Warrants represented by the within Warrant Certificate and does hereby irrevocably constitute and appoint __________________ Attorney, to transfer said Warrant Certificate on the books of the within-named Company with full power of substitution in the premises.

Dated:	Signature

(Signature must conform in all respects to name of Warrantholder as specified on the face of this Warrant Certificate and must bear a signature guarantee by a bank, trust company or member firm of a U.S. national securities exchange.)

[SCHEDULE A]
SCHEDULE OF DECREASES IN WARRANTS

The following decreases in the number of Warrants evidenced by this Global Warrant Certificate have been made:

Date	Amount of decrease in number of Warrants evidenced by this Global Warrant Certificate	Number of Warrants evidenced by this Global Warrant following such decrease	Signature of authorized signatory][8]

8 Include only on Global Warrant Certificate.

EXHIBIT B
FORM OF EXERCISE NOTICE
[Address]
Attention: Transfer Department
Re:    Warrant Agreement dated as of February 9, 2021 between Chesapeake Energy Corporation (the “Company”) and Equiniti Trust Company, as Warrant Agent (as it may be supplemented or amended, the “Warrant Agreement”).
The undersigned hereby irrevocably elects to exercise the right to exercise ____ Warrants and receive the consideration deliverable in exchange therefor pursuant to the following settlement method (check one):
Cash Settlement
Cashless Settlement
If Cash Settlement is elected, the undersigned shall tender payment of the Exercise Price therefor in accordance with instructions received from the Warrant Agent.
Please check below if this exercise is contingent upon a Liquidity Event in accordance with Section 3.2(e) of the Warrant Agreement.
This exercise is being made in connection with a Liquidity Event; provided, that in the event that such transaction shall not be consummated, then this exercise shall be deemed revoked.
THIS EXERCISE NOTICE MUST BE DELIVERED TO THE WARRANT AGENT PRIOR TO THE EXPIRATION TIME. THE WARRANT AGENT SHALL NOTIFY YOU OF THE ADDRESS AND PHONE NUMBER WHERE YOU CAN CONTACT THE WARRANT AGENT AND TO WHICH WARRANT EXERCISE NOTICES ARE TO BE SUBMITTED.
B-1

All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Warrant Agreement.

Dated:	Name:
(Please Print)
(Insert Social Security or Other Identifying Number of Warrantholder)	Address:

Signature
(Signature must conform in all respects to name of Warrantholder as specified on the face of this Warrant Certificate and must bear a signature guarantee by a bank, trust company or member firm of a U.S. national securities exchange.)

Signature Guaranteed:
Instructions (i) as to denominations and names of Common Shares issuable upon exercise and as to delivery of such securities and any other property issuable upon exercise and (ii) if applicable, as to Warrant Certificates evidencing unexercised Warrants:
B-2

EXHIBIT C
Fee Schedule
The Company shall pay the Warrant Agent for performance of its services under this Warrant Agreement such compensation as shall be agreed in writing between the Company and the Warrant Agent.
C-1